EXHIBIT 10.10

AIRBUS A321 NEO AIRCRAFT
PURCHASE AGREEMENT

Dated as of December 15, 2017

between

DELTA AIR LINES, INC.

and

AIRBUS S.A.S

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

C O N T E N T S

0DEFINITIONS    4
1SALE AND PURCHASE    10
2SPECIFICATIONS    11
3PRICE    14
4PRICE REVISION    18
5PAYMENT TERMS    19
6PLANT REPRESENTATIVES - INSPECTION    22
7CERTIFICATION    23
8THE BUYER’S ACCEPTANCE    25
9DELIVERY    27
10EXCUSABLE DELAY AND TOTAL LOSS    30
11INEXCUSABLE DELAY    33
12WARRANTIES AND SERVICE LIFE POLICY    35
13PATENT INDEMNITY    52
14TECHNICAL PUBLICATIONS    54
15FIELD ASSISTANCE    63
16TRAINING    65
17SUPPLIERS’ PRODUCT SUPPORT    75
18BUYER FURNISHED EQUIPMENT    77
19ASSIGNMENT    82
20INDEMNITIES AND INSURANCE    84
21TERMINATION    86
22MISCELLANEOUS PROVISIONS    91

EXHIBITS

EXHIBIT A-1            [***]

EXHIBIT A-2            A321 NEO AIRCRAFT STANDARD SPECIFICATION

EXHIBIT A-3	[***]

EXHIBIT A-4	CHANGE ORDERS TO A321 NEO AIRCRAFT STANDARD SPECIFICATION (SCNs)

EXHIBIT B-1	FORM OF SPECIFICATION CHANGE NOTICE

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EXHIBIT B-2	FORM OF MANUFACTURER’S SPECIFICATION CHANGE NOTICE

EXHIBIT B-3	FORM OF [***]

EXHIBIT C-1            AIRFRAME PRICE REVISION FORMULA

EXHIBIT C-2	CFM INTERNATIONAL PROPULSION SYSTEMS PRICE REVISION FORMULA

EXHIBIT C-3	INTERNATIONAL AERO ENGINES LLC PROPULSION SYSTEMS PRICE REVISION FORMULA

EXHIBIT D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

EXHIBIT D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)

EXHIBIT E-1	FORM OF BILL OF SALE (MOBILE DELIVERIES)

EXHIBIT E-2	FORM OF BILL OF SALE (BLAGNAC/HAMBURG DELIVERIES)

EXHIBIT F            SERVICE LIFE POLICY – LIST OF ITEMS

EXHIBIT G	TECHNICAL DATA INDEX

EXHIBIT H	MATERIAL SUPPLY AND SERVICES

EXHIBIT I	[INTENTIONALLY LEFT BLANK]

EXHIBIT J            FORM OF AIRBUS S.A.S. WARRANTY

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P U R C H A S E A G R E E M E N T

This Agreement is made this 15th day of December, 2017

Between

Airbus SAS, a French société par actions simplifiée, with its registered office at

2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the "Seller"),

and

DELTA AIR LINES, INC., a corporation organized and existing under Delaware law with offices located at 1050 Delta Boulevard, Atlanta, Georgia 30320 (the “Buyer”).

WHEREAS, the Buyer wishes to purchase, and the Seller is willing to sell, one hundred (100) firm Airbus A321 NEO Aircraft model aircraft, upon the terms and conditions provided herein.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0	DEFINITIONS

For all purposes of the Agreement (as defined below), except as otherwise expressly provided, the following terms shall have the following meanings:

[***]

[***]

[***]

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A321 NEO Aircraft – any or all A321-200NX type aircraft to be sold by the Seller and to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft, and the Propulsion System installed thereon upon delivery.

A321 NEO Airframe – any A321 NEO Aircraft, excluding the Propulsion Systems therefor.

A321 NEO Propulsion System – as defined in Subclause 2.3.1

A321 NEO Propulsion System A Base Price – as defined in Subclause 3.1.2.

A321 NEO Propulsion System A Reference Price – as defined in Subclause 3.1.2.

A321 NEO Propulsion System B Base Price – as defined in Subclause 3.1.2.

A321 NEO Propulsion System B Reference Price – as defined in Subclause 3.1.2.

A321 NEO Standard Specification – the A321-200NX standard specification document Number [***], a copy of which has been annexed hereto as Exhibit A-2.

Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For purposes of the preceding sentence, “control” of an entity shall mean the direct or indirect ownership

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of voting securities having the power to direct or cause the direction of the management and policies of such entity.

Agreement – this A321 NEO purchase agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

Airbus Equivalent Thrust or AET – is the Airbus Equivalent Thrust at [***], which is representative of sea level aircraft performance.

AirbusWorld – as defined in Subclause 14.5.4.

AirbusWorld GTC – means the General Terms and Conditions of Access to and Use of the Secure Area of the AirbusWorld/Online Services between the Seller and the Buyer (as successor in interest to Northwest Airlines Inc.) dated November 2, 2006, as may be amended from time to time.

Aircraft – any or [***].

Aircraft Training Services – all aircraft training services including but not limited to any and all (i) flight support services, training courses, flight training, flight assistance, line training, line assistance, flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe – [***].

Airframe Price Revision Formula – as set forth in Exhibit C-1.

ATA Specification – recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial Aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Contract Price – as defined in Subclause 5.3.

Base Price – for any Aircraft, Airframe and SCN or Propulsion System, as defined in Clause 3 of the Agreement.

Buyer Furnished Equipment or BFE – as defined in Subclause 18.1.1

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Certificate of Acceptance – as defined in Subclause 8.3.

CFM – means CFM International.

Contractual Definition Freeze or CDF – as defined in Subclause 2.4.2.

Customization Milestone Chart – as defined in Subclause 2.4.1.

Declaration of Design and Performance or DDP – the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery – the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date – the date on which Delivery occurs.

Delivery Location – the facilities of the Seller at the location of final assembly of the Aircraft.

Development Changes – as defined in Subclause 2.2.2.

EASA – the European Aviation Safety Agency or any successor thereto.

Excusable Delay – as defined in Subclause 10.1.

Export Certificate of Airworthiness – an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA – the U.S. Federal Aviation Administration or any successor agency thereto.

Failure – as defined in Subclause 12.2.1.2.

Final Contract Price – as defined in Subclause 3.2.

Goods and Services – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller.

IAE LLC – International Aero Engines LLC

In-house Warranty – as defined in Subclause 12.1.7(i).

In-house Warranty Labor Rate – as defined in Subclause 12.1.7(v)(a).

Inexcusable Delay – as defined in Subclause 11.1.

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Interface Problem – as defined in Subclause 12.4.1.

Item – as defined in Subclause 12.2.1.1.

Manufacture Facilities – means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN – as defined in Subclause 2.2.2.1.

Practical Training – as defined in Subclause 16.8.2.

Predelivery Payment – any payment made against the Final Contract Price of an Aircraft in accordance with Subclause 6.2.

Predelivery Payment Reference Price – as defined in Subclause 5.2.2.

Prime Rate – the rate of interest per annum publicly announced from time to time by the Wall Street Journal, as the consensus prime rate and calculated for any period using the weighted average of the Prime Rate over the period in which interests are due.

Propulsion System – [***].

Propulsion System Manufacturer – either CFM or IAE LLC, as applicable.

Propulsion System Price Revision Formula – for any Propulsion System, the applicable price revision formula as set forth in Exhibit C-2 or C-3.

Propulsion System Reference Price – [***].

Ready for Delivery – with respect to any Aircraft, the time when (i) the Technical Acceptance Process set forth in Clause 8 has been completed in accordance with Clause 8 and (ii) all conditions required by EASA for the issuance of the Export Certificate for Airworthiness, without exception, have been satisfied.

Reference Price – means the Reference Price of a set of Propulsion Systems as set out in Part 2 of Exhibit C.

Scheduled Delivery Month – as defined in Subclause 9.1.

Seller Service Bulletin – means a document approved by an Aviation Authority issued by the Seller to aircraft operators to implement a modification to the design of, or an inspection to, a delivered aircraft either to maintain or to improve the operation of said delivered aircraft.

Seller Service Life Policy – as referred to in Subclause 12.2.

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Seller’s Representatives – the representatives of the Seller referred to in Clause 15.

SFE – for any Aircraft, all of the items of equipment that shall be furnished by the Seller and installed in the Aircraft by the Seller, as defined in the Specification.

Specification – either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs or MSCNs are issued, the Standard Specification as amended by all applicable SCNs and MSCNs.

Specification Change Notice or SCN – as defined in Subclause 2.2.1.

Standard Specification – [***].

Supplier – any supplier of Supplier Parts.

Supplier Part – as defined in Subclause 12.3.1.

Supplier Product Support Agreements – as defined in Subclause 17.1.2

Technical Acceptance Process – as defined in Subclause 8.1.3

Type Certificate – as defined in Subclause 7.1.

Warranted Part – as defined in Subclause 12.1.1.

Warranty Claim – as defined in Subclause 12.1.6(v).

Working Day – with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

The following rules of construction apply to the Agreement:

(i)    the definition of a singular shall apply to plurals of the same words;

(ii)    “include” and “including” are not limiting except when used in the computation of time periods;

(iii)    “hereby,” “herein,” “hereof,” “hereunder,” “the Agreement,” “this Agreement,” and any like words refer to the Agreement and not a particular Clause thereof; and

(iv)    a reference herein to a Clause, Subclause, Exhibit, Attachment or Appendix without further reference is to the relevant Clause, Subclause, Exhibit, Attachment or Appendix of the Agreement.

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(v)    References in the Agreement to any statute, regulation, order or other law shall be to such statute, regulation, order or other law as amended or modified and in effect at the time any such reference is operative.

Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1	SALE AND PURCHASE

The Seller shall sell and deliver, and the Buyer shall buy and take delivery of, one hundred (100) A321 NEO Aircraft subject to the terms and conditions contained in the Agreement.

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2	SPECIFICATION

2.1	Aircraft Specification

2.1.1
The Aircraft shall be manufactured in accordance with the Standard Specification, as may already have been modified or varied prior to the date of the Agreement by the Specification Change Notices listed in Exhibits A-3 or A-4, as applicable.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN will be substantially in the form set out in Exhibit B-1 and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN will be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller

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of the rejection of the MSCN within such period, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

2.2.2.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in Subclause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer will have access to the details of such changes through the relevant application in AirbusWorld.

2.2.2.3
The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Subclauses 2.2.2.1 and 2.2.2.2 above and, should they become SFE, shall furthermore be chargeable to the Buyer.

2.3	Propulsion Systems

2.3.1	[***]

[***]
[***]

2.3.2	A321 NEO Propulsion Systems

The A321 NEO Aircraft shall be equipped with a set of either two (2) CFM LEAP-1A32 engines or two (2) International Aero Engines, LLC (“IAE LLC”) PW1133G-JM engines, upon selection referred to respectively as the “A321 NEO Propulsion Systems”.
If the Buyer has not selected the A321 NEO Propulsion Systems as of the date of this Agreement, such choice shall be made no later than sixty (60) days after such date by the execution of an SCN.

2.4	Milestones

2.4.1	Customization Milestones Chart

[***], the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

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The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date.”

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3	PRICE

3.1	Base Price of the Aircraft

The “Base Price” of each Aircraft is the sum of:

(i)    the Base Price of the Airframe, and

(ii)    the Base Price of the Propulsion System.

3.1.1	Base Price of the Airframe

3.1.1.1	[***]

[***]:

(i)	[***]:

[***] and

(ii)	[***]:

[***]

[***]

(iii)	[***]:

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3.1.1.2	Base Price of the A321 NEO Airframe

The “Base Price of the A321 NEO Airframe” is the sum of (i), (ii) and (iii) below:

(i)	the base price of the A321 NEO Airframe corresponding to the A321 NEO Standard Specification (including nacelles and thrust reversers, excluding BFE) and [***], which is:

[***]

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and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4, which is:

[***].

The Base Price of the A321 NEO Airframe is expressed at [***] delivery conditions and shall be revised to the actual Delivery Date of each Aircraft in accordance with the Airframe Price Revision Formula.

and

(iii)	the base price of the master charge, which is applicable if a CFM LEAP-1A Propulsion System is selected, which is:

[***]

3.1.2	Base Price of Propulsion Systems

3.1.2.1	[***]

3.1.2.1.1	[***]

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3.1.2.1.2	[***]

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3.1.2.2	A321 NEO Propulsion Systems Base Price

3.1.2.2.1	The base price of a set of two (2) CFM LEAP-1A32 propulsion systems (the “A321 NEO Propulsion System A Base Price”) is:
[***]

Said base price has been established in accordance with economic conditions prevailing in [***] and has been calculated from the Propulsion Systems Reference Price (the “A321 NEO Propulsion System A Reference Price”), reference price, as set forth in Exhibit C-2 to the Agreement.

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3.1.2.2.2	The base price of a set of two (2) IAE LLC PW1133G-JM Propulsion systems, (the “A321 NEO Propulsion System B Base Price”), is:

[***]

Said base price has been established in accordance with economic conditions prevailing in [***] and has been calculated from the Propulsion Systems Reference Price (the “A321 NEO Propulsion System B Reference Price”), as set forth in Exhibit C-3 to the Agreement.

3.2	Final Contract Price

The Final Contract Price of an Aircraft shall be the sum of:

(i)	the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1; and

(ii)
the price (as of delivery conditions prevailing in [***] of any SCNs or MSCN constituting a part of the Specification of such Aircraft that are entered into pursuant to Subclause 2.2 after the date of execution of the Agreement, as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1; and

(iii)	the Propulsion System Reference Price constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.2; and

(iv)
the aggregate of all increases or decreases to the Propulsion System Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion System that are entered into after the date of the Agreement as adjusted to the Delivery Date in accordance with Subclause 4.2; and

(v)
any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

3.3	Taxes

3.3.1
The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment, part or service delivered or furnished under this Agreement

3.3.2
The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this

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Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

3.3.3
The Buyer will pay all Taxes not assumed by the Seller under Clause 3.3.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

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4	PRICE REVISION

4.1	Airframe Price Revision Formula

The Base Price of each Airframe for each Aircraft shall be revised to the actual Delivery Date of such Aircraft, as applicable, in accordance with the revision formula set forth in the Airframe Price Revision Formula.

4.2	Propulsion System Price Revision Formula

The Propulsion System Reference Price applicable to any Propulsion System shall be revised to the actual Delivery Date of the Aircraft on which such Propulsion System is installed in accordance with the relevant Propulsion System Price Revision Formula.

The Propulsion System Reference Price for each Propulsion System, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion System Price Revision Formulas are based on information received from the Propulsion Systems Manufacturers and are subject to amendment by the Propulsion System Manufacturers at any time prior to Delivery. If the Propulsion System Manufacturers make any such amendment, the amendment shall be deemed to be incorporated into the Agreement and the Propulsion System Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion System Price Revision Formulas shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion System Manufacturers.

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5	PAYMENT

5.1	The Buyer shall pay all sums due hereunder in immediately available funds in United States dollars by credit to:

Beneficiary Name: AIRBUS
Account Identification: [***]
with:
[***]

5.2	Predelivery Payments

5.2.1
Predelivery Payments are non-refundable (although amounts equal to Predelivery Payments may be paid to the Buyer pursuant to Subclauses 10.2, 10.3, 10.5, 11.4, 11.5 and 21.2) and shall be paid by the Buyer to the Seller for the Aircraft.

5.2.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

[***]

5.2.3	Predelivery Payments shall be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price
[***]	[***]	[***]
No later than the first Working Day of each of the following months:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of the Agreement.

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5.2.4
The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation to deduct an amount equal to Predelivery Payments from the Final Contract Price of the Aircraft, when calculating the balance of the Final Contract Price of such Aircraft. The Seller shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3	Payment of Final Contract Price

Immediately prior to the Delivery of each Aircraft, the Buyer shall pay to the Seller the Final Contract Price therefor, less the total amount of the Predelivery Payments theretofore received by the Seller for such Aircraft under Subclause 5.2 above (the “Balance of the Final Contract Price”). The Seller’s receipt of the full amount of such payments, including any amounts due under Subclause 5.5, shall be a condition precedent to the Seller’s obligation to deliver such Aircraft.

5.4	Payment of Other Amounts

5.4.1	Application of Payments

[***]

5.4.2	Setoff Payments

[***]

5.5	Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of [***] per month on the amount of such overdue payment, [***]. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.6	Refund of Predelivery Payments

The Buyer shall have no right to any refund of any deposit or Predelivery Payment received by the Seller, [***].

5.7	Proprietary Interest

The Buyer shall not, by virtue of anything contained in the Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of the Agreement refer), and notwithstanding any provision of law to the contrary, acquire any proprietary,

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insurable or other interest whatsoever in any Aircraft prior to Delivery of and payment in full for such Aircraft as provided in the Agreement.

5.8	Tender of Delivery

In addition to any other rights and remedies available to the Seller, the Seller shall not be obligated to tender delivery of any Aircraft to the Buyer and shall have no further liability to the Buyer with respect thereto, if the Buyer fails to make any Predelivery Payment [***] or if the Seller has terminated the Agreement pursuant to Clause 21.

5.9	Payment in Full

Except as expressly provided herein (including, but not limited to Subclause 5.3), the Buyer’s obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any set off, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller and all such payments shall be made without deduction or withholding of any kind.

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6	PLANT REPRESENTATIVES - INSPECTION

6.1	Manufacture Procedures

The Airframe shall be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliates and of the jurisdiction of the Delivery Location as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection Procedures

6.2.1
All work to be carried out on the Aircraft and all materials and parts thereof shall at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the works of the Seller and, if possible, at the works of their respective subcontractors, and such representatives (subject to the indemnities set forth in Clause 20 herein) shall, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller shall be allowed a reasonable time to make the items available for inspection elsewhere).

The procedures for such inspections shall be agreed upon between the Seller’s and the Buyer’s representatives prior to any inspection, provided, however, any inspection shall be conducted pursuant to the Seller’s system of inspection as developed under the supervision of the relevant Aviation Authority.

6.2.2	For the purposes of Subclause 6.2.1 above and commencing with the date of the Agreement until the Delivery of the last Aircraft, [***].

6.2.3
All inspections, examinations and discussions between the Seller or its subcontractors’ personnel and the Buyer or its representative shall be performed in such manner as not to unreasonably delay or hinder the work to be carried out on the Aircraft or the proper performance of the Agreement. In no event shall the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

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7	CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Subclause 7.3, the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness issued by the Aviation Authority of the Delivery Location and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the U.S. Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for operation specific to the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller shall provide such data or implement the required modification to the data, in either case, at the Seller’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1
If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller shall make the required modification and the parties hereto shall sign an SCN or MSCN.

7.3.2
The Seller shall as far as practicable, but at its sole discretion and without prejudice to Subclause 7.3.3, take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Subclause 7.3.1 will be:

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(i)	[***], and

(ii)	[***]

7.3.4
Notwithstanding the provisions of Subclause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion System the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion System, as applicable, and the Seller shall have no obligation with respect thereto.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Subclause 7.3 shall require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Subclause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery shall be at the Buyer’s expense.

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8	THE BUYER’S ACCEPTANCE

8.1	Acceptance Procedures

8.1.1
The Seller or any Affiliate thereof acting as the Seller’s designee shall give to the Buyer not less than [***] of the proposed time when the Technical Acceptance Process of an Aircraft shall be conducted, and, in the event that the Buyer elects to attend such tests, the Buyer shall comply with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [***] after commencement. The Technical Acceptance Process shall take place at the Delivery Location, and shall be carried out by the personnel of the Seller (accompanied, if the Buyer so wishes, by representatives of the Buyer [***] shall have access to the cockpit at any one time). During flight tests, these representatives shall comply with the instructions of the Seller’s representatives. The Seller shall not normally be required in the course of such Technical Acceptance Process to fly any of the Aircraft for more than an [***].

8.1.2	[INTENTIONALLY LEFT BLANK]

8.1.3
Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and be considered to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer, be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to a new Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance, such Technical Acceptance Process to be held and carried out in accordance with Subclause 8.1, provided, however, that rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense in accordance with the provisions of Clause 12 herein.

8.1.4
In the event that the Buyer, after having received proper notice in accordance with Subclause 8.1.1, does not attend the tests scheduled for an Aircraft or fails to so cooperate, the Seller may complete them in the absence of the Buyer, whereupon the Buyer shall be deemed to have accepted the tests, if such tests demonstrate the satisfactory functioning of the Aircraft as aforesaid, and the Seller shall furnish such data with respect to such tests as the Buyer may reasonably request.

8.2	Aircraft Utilization

[***]

[***]

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8.3	Certificate of Acceptance

When the Aircraft is Ready For Delivery, the Buyer shall forthwith give to the Seller a signed Certificate of Acceptance in (a) the form set forth in Exhibit D-1, if the Delivery Location is in Mobile, Alabama and (b) in the form set forth in Exhibit D-2, if the Delivery Location is in any place other than Mobile, Alabama, in respect of the relevant Aircraft.

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1
Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready For Delivery at the Delivery Location, and the Buyer shall accept the same, during the months set forth in the table below (each, a “Scheduled Delivery Month”).

Rank	Aircraft Type	Scheduled Delivery [***]	Rank	Aircraft Type	Scheduled Delivery [***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

9.1.2
Not later than [***] prior to the date scheduled for the acceptance tests set forth in Subclause 8.1.1 for a particular Aircraft, the Seller shall give the Buyer notice of whether it anticipates each Aircraft shall be Ready for Delivery in the [***].

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9.1.3
Not later than [***] prior to the date scheduled for the acceptance tests set forth in Subclause 8.1.1 for a particular Aircraft, the Seller shall give the Buyer notice of the anticipated date on which each Aircraft shall be Ready for Delivery.

9.2	Title

9.2.1
The Buyer shall, within [***], sign the Certificate of Acceptance, pay the Balance of the Final Contract Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Subclause 5.3 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Subclause 8.3. The Seller shall provide the Buyer (a) a bill of sale in (i) the form set forth in Exhibit E-1, if the Delivery Location is in Mobile, Alabama and (ii) in the form set forth in Exhibit E-2, if the Delivery Location is in any place other than Mobile, Alabama (the “Bill of Sale”), and/or (b) such other documentation as may reasonably be requested by the Buyer and (c) if Mobile, Alabama is the Delivery Location, a warranty from Airbus S.A.S in the form of Exhibit J (the “Airbus S.A.S Warranty”).

9.2.2	Should the Buyer fail, within the period specified in Subclause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

(ii)	pay the Balance of the Final Contract Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then (a) the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder and (b) without prejudice to Subclause 5.5 and the Seller’s other rights under this Agreement or at law, the Buyer shall [***] reimburse the Seller for [***].

Should the Buyer fail to collect the Aircraft as mentioned in Subclause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Subclause 9.2.2 (b) shall apply.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

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9.3.2
All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller's, or any Affiliate’s control or not occasioned by the Seller's, fault or negligence ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; [***]; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the [***].

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)
the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

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10.3	Termination on Excusable Delay

10.3.1
If any Delivery is delayed as a result of an Excusable Delay for a period of more than [***] after the last day of the Scheduled Delivery Month, then [***] may terminate this Agreement with respect to the affected Aircraft, by giving written notice to [***] party within [***] after the expiration of such [***]. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Subclause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2
If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Subclause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than [***] after the last day of the Scheduled Delivery Month, then [***] may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the [***] within [***] after the Buyer's receipt of the notice of a revised Scheduled Delivery Month.

10.3.3
If this Agreement is not terminated under the terms of Subclause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the [***] period referred to in Subclause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Subclause 9.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within [***] of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than [***] after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)
the Buyer notifies the Seller within [***] of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture [***].

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10.5	Termination Rights Exclusive

If this Agreement is terminated as provided for under the terms of Subclauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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11	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery within [***] after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 and/or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [***].

[***]

The Buyer's right to liquidated damages in respect of an Aircraft is conditioned on the Buyer's submitting a written claim for liquidated damages to the Seller not later than [***] after the last day of the Scheduled Delivery Month.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within [***] after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between [***] and [***] after lapse of such [***], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer's right to receive liquidated damages in accordance with Subclause 11.1.

11.3	Termination

If, as a result of an Inexcusable Delay, the Delivery does not occur within [***] after the last day of the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Subclause 11.2, then both parties will have the right exercisable by written notice to the other party, given between [***] and [***] after the lapse of such [***], to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, [***].

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11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12	WARRANTIES AND SERVICE LIFE POLICY

12.1	Standard Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at the time of delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including, without limitation, processes of manufacture,

(iii)	be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)
be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification relating to performance or where it is expressly stated that such portions of the Specification are estimates or approximations or design aims.

For the purposes of the Agreement, the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part that is installed on an Aircraft at the time of delivery of such Aircraft and that (a) is manufactured to the detail design of the Seller or a subcontractor of it and (b) bears a part number of the Seller at the time of such delivery.

12.1.2	Exceptions

The warranties set forth in Subclause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)
any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items shall constitute

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a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3	Warranty Period

The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove shall be limited to those defects that become apparent within [***] after delivery of the affected Aircraft.

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1
The Buyer’s remedy and the Seller’s obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller’s expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Alternatively, the Seller may at its sole option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained shall obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2
In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3, and the Seller is obligated to correct such defect, the Seller shall also, if so requested by the Buyer in writing and following consultation between Buyer and Seller, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of the Agreement, due to the Seller’s undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

(i)	the existence of a defect covered by the provisions of this Subclause 12.1,

(ii)	the defect’s having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

(iii)	the Buyer’s having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and

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that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10,

(iv)
the Buyer’s having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

(v)	the Seller’s having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Subclause 12.1 shall be administered as hereinafter provided:

(i)	Claim Determination

Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

(ii)	Transportation and Insurance Costs

Transportation and insurance costs (including all applicable duties) for sending a defective Warranted Part to the facilities designated by the Seller [***].

(iii)	Return of an Aircraft

In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, [***].

(iv)	On-Aircraft Work by the Seller

In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer’s facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then all related expenses incurred in performing such repair or correction [***].

Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7(v), shall be at the [***]. [***]

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The Seller shall perform on-Aircraft work, subject to either of the following conditions being met:

(a)	[***], such work must require the technical expertise of the Seller, or

(b)	both of

(i)	[***], and

(ii)	[***]

If the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)    Warranty Claim Substantiation

In connection with each claim by the Buyer under this Subclause 12.1, the Buyer shall file a claim on the Buyer’s form (“Warranty Claim”) within [***] after such defect becomes apparent. Such form must contain at least the following (to the extent such data is available):

(a)	description of defect and action taken, if any,

(b)	date of incident and/or of removal,

(c)	description of the defective part,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar times, as applicable, at the date of appearance of a defect,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer’s serial number of the Aircraft and/or its registration number,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	claim number,

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(l)	date of claim, and

(m)	date of delivery of an Aircraft or part to the Buyer.

and in the case of a Warranty Claim under Subclause 12.1.7, the additional data required under Subclause 12.1.7(iv).

Claims are to be addressed as follows:

Airbus Customer Services Directorate
Warranty Administration
Rond-Point Maurice Bellonte
B.P. 33
F-31707 Blagnac Cedex
FRANCE

or any other address of which the Seller provides three (3) Working Days notice to the Buyer.

[***]

(vi)    Replacements

Replacements made pursuant to this Subclause 12.1 shall be made within the lead time defined in the Seller’s Spare Parts Price Catalog. Replaced components, equipment, accessories or parts shall become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part shall pass to the Buyer.

(vii)    Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a claim. [***]

(viii)    Inspection

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The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.

12.1.7	In-house Warranty

(i)    Authorization

The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 (“In-house Warranty”). The Buyer shall notify the Seller’s representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer shall notify the Seller of the in-house repair as soon as reasonably practicable.

(ii)    Conditions of Authorization

The Buyer shall be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted Parts:

(a) only if adequate facilities and qualified personnel are available to the Buyer,

(b)
in accordance with the Seller’s written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

(c)    only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

(iii)    Seller’s Rights

The Seller shall have the right, provided that no unreasonable delay shall result, to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

The Seller shall further have the right, provided that no unreasonable delay shall result, to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)    In-house Warranty Claim Substantiation

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Claims for In-house Warranty credit shall be filed within the time period set forth in and shall contain the same information required in, Warranty Claims under Subclause 12.1.6(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

    - part numbers,

- serial numbers (if applicable),

- description of the parts,

- quantity of parts,

- unit price of parts,

- total price of parts,

- related Seller’s or third party’s invoices (if applicable),

(c)	detailed number of labor hours,

(d)	agreed In-house Warranty Labor Rate (defined below in
Subclause 12.1.7(v)(a)), and

(e)	total claim value.

(v)    Credit

The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty claims, shall be a credit to the Buyer’s account in U.S. Dollars. The credit to the Buyer’s account shall be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs shall be determined as set forth below.

(a)
To determine direct labor costs, only man hours spent [***] of the Warranted Part alone shall be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

The man hours counted as set forth above shall be multiplied by an agreed labor rate representing [***] of the Buyer’s composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security

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charges, business taxes and similar items) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair (the “In-house Warranty Labor Rate”).

(b)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and furnished free of charge by the Seller.

(vi)    Limitation on Credit

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding [***] of the Seller’s then current catalog price for a replacement of such defective Warranted Part.

Such cost shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

(vii)    Scrapped Material

The Buyer shall retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair until the earlier of [***] after submission of a claim for In-house Warranty credit relating thereto or the Seller’s written advice to the Buyer that such Warranted Part should be scrapped. Such parts shall be returned to the Seller within [***] of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller’s Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

[***]

(viii)    LIMITATIONS ON LIABILITY OF SELLER

THE SELLER SHALL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 WHICH WAS NOT IN COMPLIANCE WITH THE TERMS THEREOF, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER’S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

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12.1.8	Standard Warranty Transferability

The warranties provided for in this Subclause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or upon the Buyer’s sale of the Aircraft to any such airline in accordance with Subclause 19.3, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, shall be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall not be allowable, notwithstanding any subsequent correction or repairs, and shall immediately terminate the remaining warranties under this Subclause 12.1 in respect of the affected Warranted Part.

12.1.10	Good Airline Operation - Normal Wear and Tear

The Buyer’s rights under this Subclause 12.1 are subject to the Buyer using commercially reasonable measures to maintain, overhaul, repair and operate the Aircraft and each component, equipment, accessory and part thereof in accordance with good commercial airline practice [***], all technical documentation and maintenance recommendations of the Seller, the Suppliers or the manufacturer of the Propulsion System and its associated parts, (provided that, should the Buyer disagree as to the effectiveness of such recommendations, then the Seller shall clearly demonstrate to the Buyer that the recommendations are effective, economical and practical and will not have an adverse impact on Buyer’s commercial operations) and all applicable rules, regulations and directives of the FAA.

The Seller’s liability under this Subclause 12.1 shall not extend to normal wear and tear nor to:

(i)
any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that set forth in Subclause 12.1.7 or otherwise approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

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(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

[***]

12.2	Seller Service Life Policy

In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure (as defined below) occur in any Item (as defined below), then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 shall apply.

12.2.1	Definitions

For the purposes of this Subclause 12.2, the following definitions shall apply:

12.2.1.1
“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit F hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.

12.2.1.2
“Failure” means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleetwide basis, and that materially impairs the utility or safety of the Item, [***].

12.2.2	Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] after the delivery of said Aircraft to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

12.2.2.1
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or,

12.2.2.2	replace such Item.

12.2.3	Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

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[***]

[***]

[***]

[***]

12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 shall not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2	The Buyer’s remedy and the Seller’s obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

(i)
The Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

(ii)
The Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded, if the failure to so inform the Seller materially prejudices the Seller’s position.

(iii)	The conditions of Subclause 12.1.10 shall have been complied with.

(iv)
The Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be, to the extent possible, compatible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller.

(v)
In the case of any breakage or defect, the Buyer shall report the same in writing to the Seller within [***] after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer shall inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3
Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Subclause 12.1.6.

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12.2.4.4
In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller shall offer to supply to the Buyer the necessary modification kit free of charge or under a pro rata formula established by mutual agreement between the Buyer and the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Subclause 12.2 shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller’s instructions.

12.2.4.5
THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5	Transferability

Except as provided in Subclause 19.3, the Buyer’s rights under this Subclause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer’s rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3	Supplier Warranties

12.3.1	Seller’s Support

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Prior to delivery of the first Aircraft under the Agreement, the Seller shall obtain from all Suppliers listed in the Supplier Product Support Agreements enforceable and transferable warranties and indemnities against patent infringements for all of the components, equipment, accessories and parts of the Suppliers that are installed in an Aircraft at the time of delivery thereof (“Supplier Parts”), it being understood that the term “Supplier Parts” shall not include the Propulsion System, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements. The Seller shall also obtain enforceable and transferable Supplier service life policies from landing gear Suppliers for structural landing gear elements. The Seller undertakes to supply to the Buyer such Supplier warranties, Supplier service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1
In the event that any Supplier under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Supplier Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.1 or Clause 13 of the Agreement shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part except that, for obligations covered under Subclause 12.1, the shorter of (i) the Supplier’s warranty period as indicated in the Supplier Product Support Agreements and (ii) the Seller’s warranty period as indicated in Subclause 12.1.3 of the Agreement shall apply.

12.3.2.2
In the event that any Supplier under any Supplier service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.2 of the Agreement shall apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit F hereto.

12.3.2.3
At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier, with respect to and arising by reason of such default and the Buyer shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction (including any unexplainable occurrence), the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the

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Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any default by the Buyer in performance of its obligations hereunder, the Buyer shall pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer and following consultation between the Buyer and the Seller, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part (“Supplier Component”), the Seller shall, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Component.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Component, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, when reasonably accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

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12.4.5.1	All requests under this Subclause 12.4 shall be directed both to the Seller and the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in the Agreement.

12.4.5.3
All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 shall be deemed to be delivered under the Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.7.

12.5	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO,

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ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.6	Duplicate Remedies

The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. [***].

12.7	Negotiated Agreement

The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the

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Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.5 and following Subclause 12.6.

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13	PATENT INDEMNITY

13.1	Scope

Subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended, the Seller shall indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft) in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of:

(i)	any British, French, German, Spanish or US patent, or

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(a)
from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is fully entitled to all benefits of Article 27 thereof, or in the alternative,

(b)
from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (known as the “Paris Convention”).

The Seller’s undertaking under this Clause 13 shall not apply to (i) Buyer Furnished Equipment or Propulsion Systems, (ii) components, accessories, equipment or parts which are not Warranted Parts or not supplied pursuant to a Supplier Product Support Agreement, or (iii) software not developed or created by the Seller.

13.2	Seller’s Action

Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller shall, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3	Seller’s Obligation

The Seller’s obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer’s

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receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within [***] after receipt by the Buyer of notice of the institution of such suit or receipt of such claim, giving particulars thereof. The Seller shall have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any claim or suit commenced. Whether or not the Seller intervenes in any such claim or suit, it shall be entitled at any stage of the proceedings to assume, conduct or control the defense or settlement thereof.

The Seller’s obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer’s promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer’s use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller’s prior approval of the Buyer’s payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer’s not otherwise acting in a manner prejudicial to its or the Seller’s defense of the action. The Buyer also agrees to co-operate with, and render assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim.

13.4	WAIVER

The Seller’s liability hereunder shall be conditional upon the timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT OR INFRINGEMENT BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT, SOFTWARE OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14	TECHNICAL PUBLICATIONS

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (together with any revisions thereto, the “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	Except as otherwise set forth in this Clause 14, the Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under the Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1
For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 0001 to 9999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion System or two (2) different models of Aircraft are selected.

14.2.3
The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Subclause 9.1 no later than [***] before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in the Agreement.

The customized Technical Data that are affected thereby are the following:

- Aircraft Maintenance Manual,
- Illustrated Parts Catalogue,
- Trouble Shooting Manual,
- Aircraft Wiring Manual,
- Aircraft Schematics Manual, and
- Aircraft Wiring Lists.

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14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Seller Service Bulletins thereafter, shall be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2	Buyer Furnished Equipment

14.3.2.1
The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft provided such BFE Data is provided in accordance with the conditions set forth in Subclauses [***] through [***].

14.3.2.2
The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf the BFE Data to the Seller at least [***] prior to the Scheduled Delivery Month of the first Aircraft. If the Buyer does not supply such BFE Data to the Seller by such time, then the Seller shall, at no additional cost to the Buyer, incorporate such BFE Data at the first scheduled revision following [***] after the date the BFE Data is provided.

14.3.2.3	The Buyer shall supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4
The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	[***]

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	[***]

14.5	Delivery

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14.5.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14.5.2
Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce, (the “DAP – Incoterm”).

14.5.3
The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than [***] notice when requesting a change to such delivery schedule.

14.5.4
It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller [***] to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal “AirbusWorld”.

14.6	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided on a free of charge basis for a period of [***] after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.7	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line service bulletin reporting application that it intends to accomplish such Seller Service Bulletin. The split effectivity for the corresponding Seller Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post-Seller Service Bulletin status shall be shown.

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14.8	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to [***] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.9	Customer Originated Changes

If the Buyer wishes to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.10	AirN@v Family Products

14.10.1	The Technical Data listed below are provided on DVD and include integrated software (hereinafter together referred to as the “AirN@v Family”).

14.10.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

- AirN@v / Maintenance,
- AirN@v / Planning,
- AirN@v / Repair,
- AirN@v / Workshop,
- AirN@v / Associated Data,
- AirN@v / Engineering.

14.10.3	Further details on the Technical Data included in such products are set forth in Exhibit G.

14.10.4
Part 1 of Exhibit I to the Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement, signed November 24th 2014 (the “2014 Exhibit I”) shall be deemed to be the licensing conditions for the use of AirN@v Family integrated software (the “End-User License Agreement for Airbus Software”) except that the following terms, as defined in Part 1 of 2014 Exhibit I shall be deleted and replaced with the meanings as set forth below in the “End-User License Agreement for Airbus Software” as used in the Agreement:

a.	“Agreement” means the Airbus A321 NEO Aircraft Purchase Agreement, dated as of December 15, 2017.

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b.	“Aircraft” means [***].

14.10.5
The revision service and the license to use AirN@v Family products shall be granted free of charge for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.11	On-Line Technical Data

14.11.1	The Technical Data set forth in Exhibit G, which is provided on-line, shall be made available to the Buyer through AirbusWorld, access to which shall be subject to the AirbusWorld GTC.

14.11.2	Such provision shall be [***] for the duration of the corresponding Revision Service Period.

14.11.3	Access to AirbusWorld shall be subject to the GTC.

14.11.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data. Should the Seller elect to proceed with such format suppression and should the Buyer be interested in participating in the associated pilot phase, the Seller shall invite the Buyer to take part in said pilot phase.

[***]

14.11.5	Access to AirbusWorld shall be granted [***] for [***] Buyer’s users (including [***] Buyer’s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.11.6
For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld - which access shall be covered by the terms and conditions set forth in the GTC – shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of the End-User License Agreement for Airbus Software.

14.12	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all

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reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Subclause 14.9.

THIS CLAUSE 14 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY TECHNICAL DATA OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 14 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

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(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 14 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 14 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS CLAUSE 14.11, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

14.13	Proprietary Rights

14.13.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.13.2
Whenever the Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as any express or implicit approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.14	Performance Engineer’s Program

14.14.1
In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under the Agreement. Such PEP is composed of

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software components and databases and its use is subject to the license conditions set forth in to the conditions of the End-User License Agreement for Airbus Software.

14.14.2	Use of the PEP shall be limited to [***] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended [***].

14.14.3	The license to use the PEP and the revision service shall be provided [***] for the duration of the corresponding Revision Service Period as set forth in Subclause 14.5.

14.14.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.15	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

[***]

14.16	Confidentiality

14.16.1
This Clause 14, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.16.2
In the event of the Seller authorizing the disclosure of this Clause 14 or any Technical Data or Software Services to third parties either under the Agreement or by an express prior written authorization and specifically, in the event of the Buyer intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause 14 and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical

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Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.17	Transferability

Without prejudice to Subclause 19.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, such consent not to be unreasonably withheld and to be without economic cost to the Buyer or the Buyer’s assignee.

Any transfer in violation of this Subclause 14.17 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15	FIELD ASSISTANCE

The Seller shall provide [***] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1
In addition to the services of Seller customer support representative(s) (each a “Seller Representative”), provided by the Seller in prior agreement between the Seller and the Buyer, the Seller shall provide [***] to the Buyer [***] of exclusive services of a Seller Representative(s) at the Buyer’s main base or such other locations as the parties may agree at Delivery of the first Aircraft.

15.1.2
In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

15.1.3	The Seller shall cause similar services to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer’s Support

15.2.1
From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [***] a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by [***].

15.2.2	[***]

15.2.3	INTENTIONALLY LEFT BLANK

15.2.4	Should the Buyer request any Seller Representative referred to in Subclause 15.1 above to travel on business to a city other than his usual place of assignment, [***].

15.2.5
The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Subclause 15.1.

15.2.6	INTENTIONALLY LEFT BLANK

15.2.7	In the event that the Buyer elects to relocate one of the Seller Representatives on a temporary basis, [***].

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15.3	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

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16	TRAINING

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided free of charge under the Agreement are covered in Appendix A to this Clause 16.

16.1.3
Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held no later than [***] prior to Delivery of the first Aircraft.

16.2	Training Location

16.2.1
The Seller shall provide training at an affiliated training center in Miami, U.S.A. or such other of its training centers as agreed upon by the Seller and the Buyer (individually a “Seller’s Training Center” and collectively, the “Seller’s Training Centers”).

16.2.2
If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3
Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Subclauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.4
If the Buyer requests training at a location as indicated in Subclause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Subclause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1
Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer with a minimum of [***] prior notice.

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16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)
Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

(ii)
The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)
Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be provided [***]. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3
When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Subclause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4	[***]:

(i)	[***];

(ii)	[***];

(iii)	[***].

[***]

[***].

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[***] prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.5	Rescheduling and Cancellation

16.3.5.1	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, [***].

16.3.5.2
Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at least [***] prior to the relevant training course start date is required. Any later cancellation or change, when courses cannot be allocated to other customers, shall be deducted from the training allowances defined herein or shall be charged to the Buyer, as applicable.

16.3.5.3
If the notification occurs less than [***] but more than [***] prior to such training, when courses cannot be allocated to other customers, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price, provided that the courses cannot be allocated to other customers.

16.3.5.4
If the notification occurs less than [***] prior to such training, when courses cannot be allocated to other customers, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price. provided that the courses cannot be allocated to other customers.

16.3.5.5	All courses exchanged under Subclause 16.3.4 shall remain subject to the provisions of this Subclause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.5	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

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16.4.6	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than [***] before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

16.4.7
If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at the Buyer’s expense.

16.4.8	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees shall be borne by the Buyer.

16.5.1.2	Notwithstanding the above, when training is done at the Seller’s affiliated training center in Miami, U.S.A, [***].

16.5.1.3
It shall be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Subclauses 16.3.5.1 thru 16.3.5.4.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Subclause 16.2.2, [***].

16.5.2.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, [***].

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16.5.2.3	Living Expenses

Except as provided for in Subclause 16.5.2.1 above, [***].

[***]

16.5.2.4	Air Travel
[***]

16.5.2.5	Buyer’s Indemnity

[***], the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Subclause 16.5.2 [***].

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer [***] in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Subclause 16.2.3, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. [***]

16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Subclause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of [***], who shall be either captain(s) or first officer(s).

16.6.2	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as

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but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, [***].

It is hereby understood by the parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.3	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Subclause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than [***] before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.4	Training on Aircraft

During any and all flights performed in accordance with this Subclause 16.6, the Buyer shall [***].

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

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Notwithstanding Subclause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, shall be [***].

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion System Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under the Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

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16.12	Transferability

Without prejudice to Subclause 19, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered Aircraft, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to one (1) year after Delivery of the last firmly ordered Aircraft delivered under the Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller within a period starting six (6) months before and ending six (6) months after said Aircraft Delivery.

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1    Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer free of charge type specific training for cabin crews for [***] cabin crew instructors, pursers or cabin attendants.

1.2    Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [***] of the Buyer’s flight instructors. APIC courses shall be performed in groups of [***].

1.3    Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) [***] for [***] of the Buyer's flight crews per firmly ordered Aircraft.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer [***]s of performance / operations training [***] for the Buyer’s personnel.

3	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer [***] of maintenance training [***] for the Buyer’s personnel.

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3.2	The Seller shall provide to the Buyer [***].

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1
For instruction at the Seller’s Training Centers: [***]. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2
For instruction outside of the Seller’s Training Centers: [***] Seller Instructor equals the actual number of trainees attending the course or a [***], except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), [***].

4.4	For practical training, whether on training devices or on aircraft, [***].

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17	SUPPLIERS’ PRODUCT SUPPORT

17.1	Supplier Product Support Agreements

17.1.1
The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts listed in the Specification, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as one or more commercial airlines anywhere in the world operate Airbus aircraft.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1
Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.3
Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at no additional charge to the Buyer at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available, at no additional charge to the Buyer, through AirbusWorld, access to which shall be subject to the GTC.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if requested in writing by the Buyer, jointly take remedial action with the Buyer.

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17.3	Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Supplier Parts that have to be forwarded to a repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.2	[***]

[***]

18.1.3
The Seller shall advise the Buyer of the dates, [***] from the date of signature of the Agreement, by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates requested by the Seller, [***].

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.4
The Seller shall also provide [***] to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at the Airbus Operations S.A.S. facility in Toulouse, France, at the Airbus Operations GmbH Division Hamburger Flugzeugbau facility in Hamburg, Germany, and/or the Airbus Americas Inc. facility in Mobile, Alabama, as applicable adequate field service including support from BFE Suppliers

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to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.5
Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

(i)	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfill its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)
that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iii)
for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(a)    Preliminary Design Review (“PDR”),

(b)    Critical Design Review (“CDR”);

(iv)
to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

(v)
to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.6	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement

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actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and [***] according to the Incoterms, to the following shipping addresses:

Airbus Operations S.A.S.
316 Route de Bayonne
31300 Toulouse
France

or

Airbus Operations GmbH
Kreetslag 10
21129 Hamburg
Germany

or such other location as may be specified by the Seller.

18.1.7
BFE delivered to the Seller’s Affiliate in Mobile, Alabama, as may be specified by the Seller pursuant to Clause 18.1.6.1, will be shipped according to the Incoterms 2010 “Delivered Duty Paid” Airbus Americas, Inc., Mobile, Alabama.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

(i)	be manufactured by a qualified BFE Supplier, and

(ii)	meet the requirements of the applicable Specification of the Aircraft, and

(iii)	be delivered with the relevant certification documentation, including but not limited to the DDP, and

(iv)	comply with the BFE Engineering Definition, and

(v)	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(vi)
be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

(vii)	not infringe any patent, copyright or other intellectual property right of the Seller any third party, and

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(viii)	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

(i)	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Subclause 18.1.4, or

(ii)	furnishing the BFE in a serviceable condition at the requested delivery date, or

(iii)	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, [***].

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft [***]; or

(ii)	if the BFE is delayed by more than [***].

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1
If a termination of the Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, [***].

18.5.2	[***]

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18.5.3
The Seller shall notify the Buyer as to those items of BFE [***]. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4
The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.5.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft [***].

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19	ASSIGNMENT

19.1	Successors and Assigns

Subject to the provisions of this Clause 19, the Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement and/or the rights of either party hereunder shall not be assigned or transferred in any manner whatsoever, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld by the Seller in the case of any assignment by the Buyer of its rights hereunder to one or more institutions providing financing for the purchase of particular Aircraft by the Buyer hereunder with respect to such Aircraft and to the extent reasonably required to effect such financing, so long as the duties and obligations of the Seller hereunder are not changed and the Buyer remains primarily and directly liable for all obligations of the “Buyer” hereunder. [***]

Notwithstanding anything herein to the contrary, the Seller may at any time without the Buyer’s consent, assign any of its rights to receive money and any of its duties to effect the sale and delivery of any Aircraft or any of its responsibilities, duties or obligations to perform any other obligations hereunder to any Affiliate of the Seller, provided that the Seller shall remain liable for such responsibilities, duties and obligations.

19.2	Seller’s Designations

The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Seller or any Affiliate of the Seller at which or by whom the services to be performed under the Agreement shall be performed. The Seller may also designate any Affiliate of the Seller as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in the Agreement. No such designation shall amend or modify, and the Seller shall remain fully obligated to perform, all of the obligations of the Seller in the Agreement.

19.3	Assignment in Case of Resale or Lease

In the event of the resale or lease of any Aircraft by the Buyer following delivery thereof to the Buyer, and subject to the delivery to the Seller of reasonable financial guarantees and protections and other terms as the Seller may reasonably require, the Buyer’s rights with respect to such Aircraft solely under Clauses 12, 13 and 17 and this Subclause 19.3 of the Agreement, shall inure to the benefit of such purchaser or lessee, as the case may be. The Buyer shall furnish to the Seller a true copy of such agreement with such purchaser or lessee, clearly stating that such purchaser or lessee acknowledges that it is bound by and shall comply with all applicable terms, conditions and limitations of the Agreement. No assignment under this Subclause 19.3 shall be deemed to increase the Seller’s obligations.

19.4	[***]

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[***]

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20	INDEMNITIES AND INSURANCE

20.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)
claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

20.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)
claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)
claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

20.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 20 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 20 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be

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followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

20.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Subclause 20.2, the Buyer will:

(a)
cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)
with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, [***], certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)
such insurance can only be cancelled or materially altered by the giving of not less than [***] or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)
under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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21	TERMINATION

21.1	Termination Events

Each of the following will constitute a “Termination Event”

(1)
The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)
An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***], or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)
An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***].

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Subclause 21.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)
The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)
The Buyer or any of its Affiliates fails to make (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement; (iv) any payment to a Lessor with respect to any leased aircraft.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

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(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in the Agreement.

(10)
The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period.

(11)	Any other event that the parties agree in writing constitutes a Termination Event.

21.2	Remedies in Event of Termination

21.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

A.	[***];

B.	[***];

C.	[***]; and/or

D.	[***].

21.2.2	In the event Seller elects a remedy under any of Subclauses 21.2.1(A)(B) or (C), above:

A.	[***];

B.	[***]; and

C.	[***].

21.2.3	If the Seller elects a Termination under Subclause 21.2.1(D) above:

A.	[***]:

i.	[***];

ii.	[***];

iii.	[***];

iv.	[***];

v.	[***];

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vi.	[***]; and

vii.	[***].

B.	[***]

21.2.4	The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

A.	[***];

B.	[***]; and

C.	[***].

21.3	Definitions

For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

i.	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Subclause 21.2.1 D,

ii.	“Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice [***] pursuant to Subclause 21.2.3 B.

iii.	[***]

21.4	Notice of Termination Event

[***] of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.5	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

a.
Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-

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K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

b.
Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

c.
Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

d.
Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

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e.
Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an "Authorized Officer" of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) "Subsidiaries" will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.6
Nothing contained in this Clause 21 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer will not constitute adequate assurance under Article 2, Section 609 of the UCC.

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the safety, availability and efficient and cost effective operations of the Airbus fleet worldwide.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile to be confirmed by subsequent registered mail at the addresses set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

The Seller shall be addressed at:

Airbus S.A.S.
Attention: Senior Vice President Contracts
2, rond-point Emile Dewoitine
31700 Blagnac,
France
Facsimile: 33 (05) 61 93 47 27

The Buyer shall be addressed at:

Delta Air Lines, Inc.
1030 Delta Boulevard, Dept. 923
Atlanta, Georgia 30354-1989
Attention: Vice President – Fleet Strategy and Transactions
Facsimile: (404) 715-2854

With a copy to:

Delta Air Lines, Inc.
1030 Delta Boulevard, Dept. 971
Atlanta, Georgia 30354-1989
Attention: General Counsel
Facsimile: (404) 715-7882

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From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of the Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of the Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of the Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	INTENTIONALLY LEFT BLANK

22.5	Certain Representations of the Parties

22.5.1	Buyer's Representations

The Buyer represents and warrants to the Seller:

(i)
the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)
neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound; and

(iii)
this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller's Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound; and

(iii)
this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6	INTERPRETATION AND LAW

22.6.1
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.6.2
The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Subclause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of its Secretary.

22.6.3
The assumption in Subclause 22.6.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

22.6.4
Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Subclause 22.6.1 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to: CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporation Service Company, 80 State Street, Albany, New York 12207-2543, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy shall not affect the validity or effectiveness of the service of process.

22.7	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of the Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use reasonable efforts to limit the disclosure of the contents of the Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. the Seller agrees to provide to the Buyer, no less than fifteen (15) Working Days prior to the date by which the Buyer is required to make any such filing, provided however that the Buyer shall have given the Seller a minimum of thirty (30) days notice, a redacted version of the Agreement. The Buyer agrees to use such redacted version for filing of the Agreement with the Securities and Exchange Commission, and the Buyer’s filing shall include a request for confidential treatment of the Agreement. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of the Agreement or the terms and conditions thereof. The provisions of this Subclause 22.7 shall survive any termination of the Agreement.

22.8	[***]

[***]

22.9	Severability

In the event that any provision of the Agreement should for any reason be held to be without effect, the remainder of the Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of the Agreement prohibited or unenforceable in any respect.

22.10	Alterations to Contract

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.11	Inconsistencies

In the event of any inconsistency between the terms of the Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit attached to the Agreement, in each such case the terms of such Specification or Exhibit shall prevail over the terms of the Agreement. For the purpose of this Subclause 22.11, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Language

All correspondence, documents and any other written matters in connection with the Agreement shall be in English.

22.13	Headings

All headings in the Agreement are for convenience of reference only and do not constitute a part of the Agreement.

22.14	Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

IN WITNESS WHEREOF, the Agreement was entered into as of the day and year first above written.

AIRBUS S.A.S.

By: /s/ John J, Leahy

Title: Chief Operating Officer, Customs

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian

Title: Chief Executive Officer

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	PA

Exhibit A-1

[***]

[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit A-2

A321 NEO AIRCRAFT STANDARD SPECIFICATION

The A321 NEO Standard Specification is contained in a separate folder.

CT1707017 PA A321 NEO EXECUTION
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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit A-3

[***]

[***]

CT1707017 PA A321 NEO EXECUTION	Exh A-3 1
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit A-4

SCN LISTING FOR A321 NEO AIRCRAFT
Based on A321-200NX Standard Specification Number [***]

[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh A-4 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-1

FORM OF A SPECIFICATION CHANGE NOTICE

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-1 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title :

Description :

Effect on weight :
•    Manufacturer’s Weight Empty change :
•    Operational Weight Empty change :
•    Allowable Payload change :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN(s):

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change shall be effective on AIRCRAFT N° and subsequent, provided approval is received by . Buyer approval Seller approval By : By : Date : Date :

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-1 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording shall read as follows:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-1 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-1 4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-2

FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-2 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change shall be effective on AIRCRAFT N° and subsequent, provided MSCN is not rejected by . Buyer approval Seller approval By : By : Date : Date :

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-2 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording shall read as follows:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-2 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-2 4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-3

FORM OF [***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-3 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit B-3

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh B-3 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-1

AIRFRAME PRICE REVISION FORMULA

1    BASE PRICE

The Airframe Base Price quoted in Subclauses 3.1.1 of the Agreement is subject to adjustment for [***].

2    BASE PERIOD

The Airframe Base Price has been established in accordance with [***].

3    INDEXES

Labor Index: [***].

[***]

[***]

Material Index: [***].

[***]

CT1707017 PA A321 NEO EXECUTION	Exh C-1 1
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-1

4    REVISION FORMULA

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

5    GENERAL PROVISIONS

5.1    Roundings

The Labor Index average and the Material Index [***].

[***]

[***]

[***]

5.2    Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	[***], or

(ii)	[***], or

(iii)	[***];

[***].

CT1707017 PA A321 NEO EXECUTION	Exh C-1 2
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-1

[***]

[***]

5.3    Final Index Values

The index values as defined in Clause 4 above shall be considered final [***].

5.4    Limitation

[***]

CT1707017 PA A321 NEO EXECUTION	Exh C-1 3
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-2

PROPULSION SYSTEMS PRICE REVISION FORMULA
CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of two (2) CFM INTERNATIONAL LEAP-1A26 Propulsion Systems is:

[***]

[***]

[***]

The Reference Price of a set of two (2) CFM INTERNATIONAL LEAP-1A32 Propulsion Systems is:

[***]

[***]

[***]

2.	REFERENCE PERIOD

[***]

3.	INDEXES

Labor Index: [***] .

[***]

[***]

Material Index: [***].

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-2

4.	REVISION FORMULA

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-2

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

5.2	Final Index Values

[***]

5.3	Interruption of Index Publication

[***]

[***]

5.4	Annulment of the Formula

[***]

5.5	Limitation

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-2

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-3

PART 2    PROPULSION SYSTEMS PRICE REVISION FORMULA
IAE LLC

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of two (2) IAE LLC PW1127G-JM Propulsion Systems is:
[***]
[***]

The Reference Price of a set of two (2) IAE LLC PW1133G-JM Propulsion Systems is:
[***]

[***]

2.	BASE PERIOD

[***]

3.	INDEXES

Labor Index: [***].

[***]

[***]

Material Index: [***]

[***]
Metal Index: [***].

[***]

4.	REVISION FORMULA

[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-3

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

5.1	Roundings

[***]

[***]

[***]

[***]

5.2	Substitution of Indexes for Price Revision Formula

If:

(i)      [***], or

(ii)     [***], or

(iii)     [***];

[***].

[***].

[***].

5.3	Final Index Values

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit C-3

The Index values as defined in Clause 4 above shall be considered final [***].

5.4	Limitation

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh C-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit D-1

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [•]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Buyer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[•]-[•]aircraft bearing manufacturer’s serial number [•] and registration mark [•](the “Aircraft”) have taken place in Mobile, Alabama, United States.

In view of said tests having been carried out with satisfactory results, the Buyer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights of the Buyer that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Buyer, has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in Mobile, Alabama, United States.

DELTA AIR LINES, INC.

By:__________________________________
Name:
Title:

CT1707017 PA A321 NEO EXECUTION                         Exh D-1 1
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit D-2

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [•]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Buyer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[•]-[•] aircraft, bearing manufacturer’s serial number [•], and registration mark [•](the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Buyer, [hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights of the Buyer that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Buyer, has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac/Hamburg].

BUYER
Name:
Title:
Signature:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh D-2 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit E-1

FORM OF BILL OF SALE

Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the “Seller”), was, this _____ day of __________ _____, the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:                [ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]        [manufacturer] Model: [•]

MANUFACTURER'S         ENGINE SERIAL NUMBERS:
SERIAL NUMBER:    [•]        LH: [•]
RH: [•]

REGISTRATION MARK: [•]

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

[Insert Name and Address of Buyer]
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in Mobile, Alabama, United States.

AIRBUS AMERICAS INC.

By:______________________________________
Name:
Title:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh E-1 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit E-2

FORM OF BILL OF SALE

Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 2 rond-point Emile Dewoitine, 31700 Blagnac (the “Seller”), is this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]
MANUFACTURER’S SERIAL NUMBER: [•]	ENGINE SERIAL NUMBERS: LH: [•] RH: [•]
REGISTRATION MARK: [•]

[and [has] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated ___ [month] [year] (the “BFE Bill of Sale”)].

The Airframe, Engines/Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this ___ day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has[(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller shall warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:
Title:
Signature:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh E 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit F

SELLER SERVICE LIFE POLICY – LIST OF ITEMS

1	The Items covered by the Service Life Policy pursuant to Subclause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1    Wing Structure

2.1.1	[***]

2.1.2	[***]

2.1.3	[***]

2.2    Fittings

2.2.1	[***]

2.2.2	[***]

2.2.3	[***]

2.2.4	[***]

2.3    Auxiliary Support Structure

2.3.1	[***]

2.3.1.1	[***]

2.3.1.2	[***]

2.3.2	[***]

2.3.2.1	[***]

2.3.2.2	[***]

2.3.3	[***]

2.3.3.1	[***]

2.3.3.2	[***]

CT1707017 PA A321 NEO EXECUTION

PRIVILEDGED AND CONFIDENTIAL	Exh F 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit F

2.4    Pylon

2.4.1	[***]

2.4.1.1	[***]

2.4.1.2	[***]

2.4.1.3	[***]

2.4.1.4	[***]

3	FUSELAGE

3.1    Fuselage structure

3.1.1	[***]

3.1.2    [***]

3.1.3    [***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.1.8	[***]

3.2    Fittings

3.2.1	[***]

3.2.2	[***]s

3.2.3	[***]

4	STABILIZERS

4.1    Horizontal Stabilizer Main Structural Box

4.1.1	[***]

CT1707017 PA A321 NEO EXECUTION

PRIVILEDGED AND CONFIDENTIAL	Exh F 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit F

4.1.2	[***]

4.1.3	[***]

4.1.4	[***]

4.1.5	[***]

4.1.5.1	[***]

4.1.5.2	[***]

4.2    Vertical Stabilizer Main Structural Box

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]

4.2.4	[***]

4.2.5	[***]

4.2.5.1	[***]

4.2.5.2	[***]

5	[***]

[***]

CT1707017 PA A321 NEO EXECUTION

PRIVILEDGED AND CONFIDENTIAL	Exh F 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit G

TECHNICAL DATA & SOFTWARE

[***]

[***]

1-	[***]

[***]:

•	[***],

•	[***],

•	[***],

•	[***],

•	[***],

•	[***],

•	[***].

1.1-	[***]

[***]:

MANUAL TITLE	ACCESS	FORMAT
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]

1.2-     [***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh G 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit G

[***]

2-	[***]

[***]:

•	[***],

•	[***],

•	[***],

•	[***],

•	[***],

•	[***].

2.1-	[***]

[***]

[***]

[***]:

MANUAL TITLE	FORMAT	FORMAT
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

2.2-     [***]

[***]

[***]

3-	[***]

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh G 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit G

[***]

3.1	[***]

MANUAL TITLE	FORMAT	FORMAT
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.2	[***]

[***]

4-	[***]

4.1	[***]

4.2	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh G 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit G

MANUAL TITLE	FORMAT	FORMAT
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4.3	[***]

[***]:

•[***],

[***].

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh G 4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

MATERIAL SUPPLY AND SERVICES

1.    GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles shall be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

(i)	The term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” shall mean an individual item of Material.

(ii)	The term “SPEC 2000” means the “E-Business Specification for Materials Management” document published by the Air Transport Association of America.

1.2    Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools.

where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	[***]

1.3    Term

During a period commencing on the date hereof and continuing [***], the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

The Seller shall use reasonable efforts to obtain a similar service from all Suppliers of Suppliers parts originally installed on an Aircraft at Delivery.

1.4	Airbus Material Store

1.4.1	US Spares Center

The Seller has established and shall maintain or cause to be maintained, during the Term, a spare parts warehouse located in the United States (the “US Spares Center”). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

1.4.2	Material Support Center, Germany

The Seller has established its material handling headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	Other Points of Shipment

1.4.3.1
In addition to the US Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (the “Regional Satellite Stores”). A list of such stores shall be provided to the Buyer upon the Buyer’s request.

1.4.3.2
Subject to Article 1.4.1, the Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debt notes.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.7    Commitments of the Buyer

1.7.1	During the Term, the Buyer [***]

(i)	[***], or

(ii)	[***].

1.7.2	[***]:

(i)	[***]; and

(ii)	[***].

1.7.2.1	[***].

1.7.2.2	[***]

[***]

[***]

1.7.2.3	[***]

1.7.2.4	[***]

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the [***] (“Initial Provisioning Period”).

2.2    Pre‑Provisioning Meeting

2.2.1
The Seller shall organize a pre‑provisioning meeting at the US Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

2.2.2
The Pre-Provisioning Meeting shall take place on an agreed date that is no later than [***] prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of [***] for the Initial Provisioning Conference.

2.3    Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the US Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference shall take place at the earliest [***].

2.4    Provisioning Data

2.4.1
Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised every [***] up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [***] before the date of issue.

This provision shall not cover:

(i)    Buyer modifications not known to the Seller, or

(ii)    other modifications not approved by the Seller’s Aviation Authorities.

2.4.2    Supplier‑Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5    Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Initial Provisioning Material which shall include a delivery date for such Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1
During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2
The delivery of Initial Provisioning Material shall take place (i) according to the conditions specified in the commercial offer mentioned in Article 2.5 and (ii) at a location designated by the Buyer.

2.6.3	All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7    [***]

(a)	[***]

(b)	[***]

(c)     [***]:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***];

(vi)	[***];

(vii)	[***].

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 5
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

(d)	[***]:

(i)	[***];

(ii)	[***].

(e)	[***]

(f)	[***]

(g)	[***]

3.    OTHER MATERIAL SUPPORT

As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4.	WARRANTIES

4.1    Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects in design having regard to the state of the art of such design; and

(iv)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is [***] for new Seller Parts and eighteen (18) months for used Seller Parts from delivery of such parts to the Buyer.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

4.1.1.2
Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, [***].

4.1.2    Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and the Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price of such Seller Part.

The provisions of Subclauses 12.1.5 through 12.1.10 of the Agreement shall apply to claims made pursuant to this Article 4.1.

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3	Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS EXHIBIT H OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS EXHIBIT H. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 7
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS EXHIBIT H SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 8
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES.

4.4	Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. [***]

5.    COMMERCIAL CONDITIONS

5.1    Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce,

5.2    Payment Procedures and Conditions

All payments under this Exhibit H shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3    Title

Title to any Material purchased under this Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	[***]

[***]
6.    EXCUSABLE DELAY

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 9
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit H

[***]

7.    [***]

[***]

8.    INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh H 10
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit I

INTENTIONALLY LEFT BLANK

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	Exh I 1

Exhibit J

AIRBUS S.A.S WARRANTY

Airbus S.A.S. hereby warrants to _____________ (the “Buyer”), its successors and assigns that the Bill of Sale executed by Airbus Americas Inc. dated ___ ________ _____ and relating to one A3__-____ aircraft bearing MSN __________ (the “Aircraft”) conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft, the [engines/propulsion systems] as described in the Bill of Sale, appliances, parts, instruments, accessories, furnishings and other equipment, free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title to the Aircraft forever against all claims and demands whatsoever.

This Airbus Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus Warranty to be executed by its duly authorized representative this ______ day of _________ ______.

AIRBUS S.A.S.

By: ____________________________
Name:
Title:

CT1707017 PA A321 NEO EXECUTION Exh J 1
PRIVILEDGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 1

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	CREDIT MEMORANDA

1.1.    A321 NEO Aircraft

1.1.1	In respect of each A321 NEO Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]:

(i)	[***],

(ii)	[***],

1.1.2	The A321 NEO Aircraft [***].

1.1.3    The A321 NEO Aircraft [***].

1.2    [***]

1.2.1	In respect of each Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide [***].

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 1-1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

1.2.2    [***]

1.2.3    [***]

1.3    [***]

1.3.1    [***]:

(i)	[***],

(ii)	[***],

1.3.2    [***]

1.3.3    [***]

2.    [***]

2.1	[***]:

(i)	[***];

(ii)	[***];

(iii)	[***]; and

(iv)	[***].

2.2	[***]:

[***]:

(i)	[***], and

(ii)	[***], and

(iii)	[***], and

(iv)	[***].

2.3	[***]:

[***]:

(i)	[***], and

(ii)	[***], and

(iii)	[***], and

(iv)	[***].

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 1-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 1-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 1-4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 2

December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 NEO Aircraft Purchase Agreement, dated of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred (100) firmly ordered A321 NEO Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 2 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 2.

Both parties agree that this Letter Agreement No. 2 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 2 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 2 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 2 shall govern.

1	[***]

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following text:

“5.2.1 [***]

5.2.2	INTENTIONALLY LEFT BLANK

5.2.3    [***]

5.2.3.1	[***]:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 2-1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3.2	[***]

5.2.3.3	[***]:

(i)	[***], and

(ii)	[***], and

(iii)	[***].

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 2-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 2-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 2-4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 3

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	[***]
[***]:

1.1 [***]
1.1.1 [***]
[***]:

(i)	[***]:

(a)	[***], and

(b)	[***],
[***]

1.1.2 [***]
[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 3-1

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(v)	[***]

(vi)	[***].

(vii)	[***]

1.1.3 [***]
[***]
[***]

1.2 [***]
1.2.1 [***]
[***]:

(i)	[***].
[***]

(ii)	[***]

(iii)	[***]

1.2.2 [***]
[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

1.3.2	[***]
[***]:

(i)	[***], and

(ii)	[***].

1.3	[***]

1.3.2	[***]

(i)	[***]

(ii)	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 3-2

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

1.3.2 [***]
[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.3.3 Option Right Effect
[***]

1.3.4	[***]

(i)	[***]

(ii)	[***]

1.3.5	[***]
[***]

1.4	[***]

[***]

1.5	[***]
[***]

2.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

3.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

4.	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 3-3

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 3-4

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 4

December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 NEO Aircraft Purchase Agreement, dated of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred (100) firmly ordered A321 NEO Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 4 shall govern.

1	[***]

1.1	[***]

1.1.2	[***]:

(i)	[***], and

(ii)	[***], and

(iii)	[***], and

(iv)	[***].

1.1.2	[***]

1.1.3	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 4-1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(i)	[***]:

a.	[***] or,

b.	[***]or,

c.	[***].
or

(ii)	[***], or

(iii)	[***]:

a.	[***], or

b.	[***]

[***]

1.2	[***]

[***]

[***]

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 4-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 4-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX A to Letter Agreement 4

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 4-4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 5

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	[***]
[***]

[***]

[***]

[***]

[***]

[***]

2.	[***]

2.1	[***]

2.2	[***]:

(i)	[***]; or

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 5-1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(ii)	[***].

2.3	[***]
[***]

3.	[***]
[***]

4.	[***]
[***]

[***]

5.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

6.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

7.	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 5-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 5-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 6A

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321neo Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321neo Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in Paragraphs 2, 3 and 4 herein of this Letter Agreement (the “Performance Guarantees”) are applicable to the A321neo aircraft as defined in the standard specification document number [***] (for the purposes of this Letter Agreement, the “Standard Specification”) as [***]:

(i)	[***],

(ii)	[***]

(iii)	[***]

(for the purposes of this Letter Agreement, the “Aircraft”).

2	FLIGHT PERFORMANCE

2.1	[***]

The guarantees set forth in Paragraphs 2.1.1, 2.1.2 and 2.1.3 herein shall be referred to as the [***].

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2.1.1	[***]

[***]:

[***]

2.1.2	[***]

[***]

[***]

2.1.3	[***]

[***]:

[***]

2.2	[***]

The guarantees set forth in Paragraphs 2.2.1 and 2.2.2 herein shall be referred to as the [***].

2.2.1	[***]

[***]

[***]

2.2.2	[***]

[***]

[***]

[***]

(i)    [***],
(ii)    [***], and
(iii)    [***].

2.3	[***]

[***]:

[***]

(the [***]).

2.4	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]:

[***]

(the [***]).

2.5	[***]

[***]:

[***]

(the [***]).

[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

2.6	[***]

The guarantees set forth in Paragraphs 2.6.1, 2.6.2 and 2.6.3 herein shall be referred to as the [***].

2.6.1	[***]:

[***]

2.6.2	[***]:

[***]

2.6.3	[***]:

[***]

2.7	[***]

The guarantees set forth in Paragraphs 2.7.1, 2.7.2 and 2.7.3 herein shall be referred to as the [***].

2.7.1	[***]

[***]:

[***]

[***]:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.2	[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-4
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.3	[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-5
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.4	[***]

[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.5	[***]

[***]:

(i)	[***]

(ii)	[***],

[***].

3	[***]

3.1	[***]

3.2	[***]

[***]:

[***]

4	[***]

4.1	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-7
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

The Aircraft shall be certified in accordance with [***].

Noise data shall be obtained and evaluated in accordance with the requirements of [***].

4.2	[***]

The guarantee set forth in Paragraph 4.2.1 herein shall be referred to as the [***].

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]:

(i)	[***], and

(ii)	[***]:

[***]	[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]

4.3	[***]

4.3.1	[***]

[***]:

[***]
[***]	[***]
[***]	[***]

[***]

4.3.2	[***]

[***]:

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-8
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

5	ADJUSTMENT OF GUARANTEES

5.1
In the event that any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change”) is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance, or both, that is required to obtain Type Certification, the Performance Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

5.2	The Performance Guarantees may be adjusted in the event of:

(i)	any configuration change which is the subject of an SCN and is not set forth in Paragraph 1 herein, and

(ii)	changes required to obtain the Type Certificate which require changes to the performance or weight of the Aircraft.

6	GUARANTEE CONDITIONS

In addition to the conditions set forth elsewhere in this Letter Agreement, the conditions below shall apply to the Performance Guarantees:

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]:

(i)	[***], and

(ii)	[***].

6.6	[***]

6.7	[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-9
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
[***].

7	GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees set forth in Paragraphs 2, 3 and 4 herein shall be based on the conditions specified in such paragraphs, adjustments pursuant to Paragraph 5 herein and the conditions set forth in Paragraph 6 herein.

7.2	[***]

7.3	[***]

7.4	[***]

7.5	[***]

7.6	[***]

7.7	[***]

[***]

[***]

[***]

[***]

[***]

7.8	[***]

7.9	[***]

8	EXCLUSIVE GUARANTEES

The Performance Guarantees are exclusive to the Buyer and are provided in lieu of any and all other [***].

9	[***]

9.1	In the event that one or more A321neo Aircraft fails to comply with any of the Performance Guarantees, the Seller shall [***].

9.2	In the event of non-compliance with any of the guarantees set forth in [***]:

(i)	[***];

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-10
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(ii)	[***]; and

(iii)	[***].

9.3	In the event the Seller [***].

9.4	The Seller’s maximum liability in respect of deficiency in performance of any A321neo Aircraft shall be [***].

10	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.5 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-11
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-12
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX A

[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
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[***]		[***]
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[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEDGED AND CONFIDENTIAL	LA 6A-13
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 6B

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321neo Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6B (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321neo Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in Paragraphs 2, 3 and 4 herein of this Letter Agreement (the “Performance Guarantees”) are applicable to the A321neo aircraft as defined in the standard specification document number [***] (for the purposes of this Letter Agreement, the “Standard Specification”) as [***]:

(i)	[***],

(ii)	[***]

(iii)	[***]

(for the purposes of this Letter Agreement, the “Aircraft”).

[***]

2	FLIGHT PERFORMANCE

CT1707017 PA A321 NEO EXECUTION	LA 6B - 1
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2.1	[***]

The guarantees set forth in Paragraphs 2.1.1, 2.1.2 and 2.1.3 herein shall be referred to as the [***].

2.1.1	[***]

[***]:

[***]

2.1.2	[***]

[***]:

[***]

2.1.3	[***]

[***]:

[***]

2.2	[***]

The guarantees set forth in Paragraphs 2.2.1 and 2.2.2 herein shall be referred to as the [***].

2.2.1	[***]

[***]:

[***]

2.2.2	[***]

[***]:

[***]

[***]:

(i)    [***],
(ii)    [***], and
(iii)    [***].

2.3	[***]

[***]:

[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 2
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(the [***]).

2.4	[***]

[***]:

[***]

(the [***]).

2.5	[***]

[***]:

[***]

(the [***]).

[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

2.6	[***]

The guarantees set forth in Paragraphs 2.6.1, 2.6.2 and 2.6.3 herein shall be referred to as the [***].

2.6.1	[***]:

[***]

2.6.2	[***]:

[***]

2.6.3	[***]:

[***]

2.7	[***]

The guarantees set forth in Paragraphs 2.7.1, 2.7.2 and 2.7.3 herein shall be referred to as the [***].

2.7.1	[***]

[***]:

CT1707017 PA A321 NEO EXECUTION	LA 6B - 3
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.2	[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 4
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.3	[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 5
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.4	[***]

[***]

[***]:

[***]

[***]:

[***]	[***]
[***]	[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 6
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]	[***]
[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]

2.7.5	[***]

[***]:

(i)	[***], plus

(ii)	[***],

[***].

3	[***]

3.1	[***]

3.2	[***]

[***]:

[***]

4	[***]

4.1	[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 7
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

The Aircraft shall be certified in accordance with [***].

[***]

4.2	[***]

The guarantee set forth in Paragraph 4.2.1 herein shall be referred to as the [***].

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]:

(i)	[***], and

(ii)	[***]:

[***]	[***]
[***]
[***]
[***]
[***]
[***]	[***]
[***]	[***]

4.3	[***]

4.3.1	[***]

[***]:

[***]
[***]	[***]
[***]	[***]

[***]

4.3.2	[***]

[***]:

CT1707017 PA A321 NEO EXECUTION	LA 6B - 8
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

5	ADJUSTMENT OF GUARANTEES

5.1
In the event that any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change”) is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance, or both, that is required to obtain Type Certification, the Performance Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

5.2	The Performance Guarantees may be adjusted in the event of:

(i)	any configuration change which is the subject of an SCN and is not set forth in Paragraph 1 herein, and

(ii)	changes required to obtain the Type Certificate which require changes to the performance or weight of the Aircraft.

6	[***]

In addition to the conditions set forth elsewhere in this Letter Agreement, the conditions below shall apply to the Performance Guarantees:

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]:

(i)	[***], and

(ii)	[***].

6.6	[***]

6.7	[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 9
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
[***]

7	GUARANTEE COMPLIANCE

7.1	Compliance with the [***].

7.2	Compliance with the [***].

7.3	Compliance with the [***].

7.4	Compliance with the [***].

7.5	[***]

7.6	Compliance with the [***].

7.7	[***]

[***]

[***]

[***]

[***]

[***]

7.8	[***]

7.9	Compliance with the [***].

8	EXCLUSIVE GUARANTEES

The Performance Guarantees are exclusive to the Buyer and are provided in lieu of any and all other [***].

9	REMEDIES

9.1	In the event that one or more A321neo Aircraft fails to comply with any of the Performance Guarantees, the Seller shall [***].

9.2	In the event of non-compliance with any of the guarantees set forth in [***]:

(i)	[***];

(ii)	[***]; and

CT1707017 PA A321 NEO EXECUTION	LA 6B - 10
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(iii)	[***].

9.3	In the event the Seller [***].

9.4	The Seller’s maximum liability in respect of deficiency in performance of any A321neo Aircraft shall be [***].

10	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.5 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1707017 PA A321 NEO EXECUTION	LA 6B - 11
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION	LA 6B - 12
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX A

[***]		[***]
[***]		[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

CT1707017 PA A321 NEO EXECUTION	LA 6B - 13
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 7

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321NEO Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DEFINITIONS

For the purposes of this Letter Agreement, the following terms shall have the following meanings:

[***]

[***]

[***]

[***]

[***]

[***]
[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 1
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]

[***]

[***]

[***]

[***]

[***]

2	[***]

2.1	[***]

[***]

2.2	[***]

3	[***]

3.1	[***]

3.2	[***]:

(a)	[***]; and

(b)	[***].

4	[***]

4.1	[***]:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***].

4.2	[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 2
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

4.3	[***]:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***].

[***]

4.4	[***]

4.5	[***]

[***]

5	[***]

[***]

5.1	[***]

5.2	[***]

5.3	[***]

[***]

5.4	[***]

5.5	[***]

[***]

5.6	[***]

[***]

(a)	[***]

(b)	[***]

(c)	[***]

[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 3
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

5.7	[***]

5.7.1	[***]

5.7.2	[***]

5.8	[***]

5.9	[***]:

(a)	[***],

(b)	[***], and

(c)	[***].

[***]

5.10	[***]:

(a)	[***],

(b)	[***],

(c)	[***],

(d)	[***],

(e)	[***],

(f)	[***],

(g)	[***],

(h)	[***]

(i)	[***],

(j)	[***],

(k)	[***],

(l)	[***],

(m)	[***],

(n)	[***]

(o)	[***],

(p)	[***], and

(q)	[***].

5.11	[***]:

(a)	[***], and

(b)	[***],

[***].

6	[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 4
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

6.1	[***]

6.2	[***]:

[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]

6.3	[***]:

[***]
[***]:

[***]	[***]	[***]

[***]	[***]	[***]

6.4	[***]:

[***]
[***]:

CT1707017 PA A321 NEO EXECUTION	LA 7 - 5
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

6.5	[***]:

[***]

[***]:

(a)	[***]

(b)	[***]

7	[***]

[***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 6
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

8	[***]

8.1	[***]

8.2	[***]

8.3	[***]

9	[***]

9.1	[***]

9.2	[***]

9.3	[***]:

(a)	[***] or,

(b)	[***].

9.4	[***]

10	[***]

[***]

11	[***]

[***]

12	[***]

12.1	[***]

12.2	[***]

13	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CT1707017 PA A321 NEO EXECUTION	LA 7 - 7
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

14	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

15	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1707017 PA A321 NEO EXECUTION	LA 7 - 8
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION	LA 7 - 9
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX A

[***]

[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 10
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX B

[***]

[***]:

1	[***]

2    [***]:

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

[***].

[***]:

[***]

[***].

[***].

3    [***]

4	[***]

5	[***]

6	[***]

CT1707017 PA A321 NEO EXECUTION	LA 7 - 11
PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

PRIVILEGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	WARRANTIES

1.1	Warranties and Service Life Policy

1.1.1	Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

1.1.2	Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

CT1707017 PA A321 NEO EXECUTION LA8 - 1 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

1.1.3	[***]

[***]

1.1.4	[***]

[***]

1.1.5	[***]

[***]

[***]

[***]

[***]

CT1707017 PA A321 NEO EXECUTION LA8 - 2 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

[***]

2	TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

3	[***]

3.1	[***]

[***]

3.2	[***]:

[***].

4	[***]

4.1	[***]

4.1.1	[***]

4.1.2	[***]

4.1.3	[***]

4.1.4	[***]

4.2	[***]

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]

4.2.4	[***]

CT1707017 PA A321 NEO EXECUTION LA8 - 3 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

5	[***]

[***]

6	[***]

[***]:

[***]:

(i)	[***],

(ii)	[***].

7	[***]

[***]

[***]

[***]

8	[***]

[***]

–	[***], or

–	[***], or

–	[***], or

–	[***]

[***]
[***]
[***]

CT1707017 PA A321 NEO EXECUTION LA8 - 4 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

9	ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

11	COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 - 5 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION LA8 - 6 PRIVILEGED AND CONFIDENTIAL

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 8-6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 8

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

WARRANTIES

Warranties and Service Life Policy

Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]
[***]

[***],

[***],

[***],

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

TECHNICAL PUBLICATIONS

Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

[***]

[***]

[***]

[***]

[***]:

[***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]:

[***]:
[***],
[***].

[***]

[***]

[***]

[***]

[***]

[***]
[***], or
[***], or
[***], or
[***]

[***]
[***]
[***]

ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION LA8 PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

Form of the [***] Non-Disclosure Agreement

NON-DISCLOSURE AGREEMENT
RELATING TO PERFORMANCE DATA PROJECT

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this ___ day of _______
BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.
As part of its commitment in the Agreement, Airbus has agreed [***].

C    In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1     The obligations contained in Article 2 above shall not apply to Confidential Information:

Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

PROVISIONS IN CASE OF BREACH

Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and AirbusLicensor and Licensee (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, ~~Airbus~~ may assign this NDA, upon notice in writing to the other Party, to a company controlled by ~~Airbus~~.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name:
Title:

DELTA AIR LINES, INC.

Name:
Title:

NON-DISCLOSURE AGREEMENT
RELATING TO [***]

This Non Disclosure Agreement (hereinafter called the "NDA") is made on this 15th day of December 2017.

BETWEEN

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (hereinafter referred to as "Airbus")
AND

Delta Air Lines, Inc., incorporated under the laws of Delaware, with offices at 1050 Delta Boulevard, Atlanta GE 30320 (hereinafter referred to as the "Company")

(Each of them hereinafter referred to as "Party" or together as "Parties")

WHEREAS:

The Company and the Buyer have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

A.	As part of its commitment in the Agreement, Airbus has agreed to [***]

C
In order to protect any such information, the Parties have decided to enter into this NDA. For avoidance of doubt, the Airbus Companies shall not be deemed to be third parties and any such information may freely circulate among them.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS
In this NDA and unless otherwise defined herein, the following terms shall have the meanings set out below:

“Airbus Companies”	means Airbus S.A.S or its affiliates

"Confidential Information"
means any proprietary, confidential and sensitive commercial or technical information disclosed by the Disclosing Party (as defined below) to the Receiving Party (as defined below) in relation to or in anyway connected with the [***]

For avoidance of doubt, all and any version of Airbus specifications shall be considered as Confidential Information.

"Disclosing Party"	means Airbus;

"Employees"	means the employees, officers, directors, and agents of the Receiving Party;

"Receiving Party"	means the Company.

NDA BETWEEN DAL AND AIRBUS FOR A321NEO [***]
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2.	OBLIGATIONS OF THE RECEIVING PARTY

In consideration of its receipt of the Confidential Information from the Disclosing Party, the Receiving Party shall:

(a)
Treat all Confidential Information received from the Disclosing Party as proprietary and confidential and unless expressly authorized in writing to do so by the Disclosing Party, shall not disclose any Confidential Information to third parties (except as provided herein) and shall only use such Confidential Information for purposes relating to the support of its own operations and network planning activities. .

(b)	Only disseminate Confidential Information to Employees to the extent that such Employees have a demonstrable need to know the same in order to carry out their tasks in relation to the Project;

(c)	Ensure that all Employees who have access to Confidential Information are made aware of the confidential nature of the Confidential Information and of the obligations contained in this NDA;

(d)
Promptly notify the Disclosing Party if it becomes aware of a breach of any provision of this NDA by any of its Employees and take all the necessary measures to ensure that the disclosures in breach of this NDA cease immediately;

(e)
Except as authorized in writing by the Disclosing Party, only use, copy or reduce Confidential Information into tangible, visible or recorded form as is strictly necessary for the performance of the Project;

(f)	Protect the Confidential Information with at least the same degree of care as it uses to protect its own Confidential Information but in no instance shall such standard be less than reasonable care;

(g)	Not remove, alter or deface any designations relating to the confidential or proprietary nature of the Confidential Information;

3.	LIMITS TO OBLIGATIONS ON THE RECEIVING PARTY

3.1	The obligations contained in Article 2 above shall not apply to Confidential Information:

(a)	Which is in the public domain at the time of disclosure or becomes part of the public domain after disclosure otherwise than through a breach of this NDA; or

(b)
For which the Receiving Party can provide evidence that it was in its lawful possession prior to disclosure to it by the Disclosing Party or which is lawfully and bona fide obtained thereafter by the Receiving Party from a third party who, to the knowledge or reasonable belief of the Receiving Party, did not receive such information directly or indirectly from the Disclosing Party when under a duty of confidentiality; or

(c)	For which the Receiving Party can provide proof that it was independently developed by the Receiving Party without prior knowledge of any Confidential Information obtained from the Disclosing Party.

3.2	The obligations contained in Article 2 shall not apply to a specific disclosure of Confidential Information if such disclosure meets one of the following conditions:

NDA BETWEEN DAL AND AIRBUS FOR A321NEO [***]
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(a)
It has to be disclosed by reason of a governmental or judicial order or applicable law. In such a case, the Party having received such an order or being subject to such applicable law shall promptly inform the Disclosing Party of its obligation to disclose Confidential Information if possible prior to such disclosure and consult the Disclosing Party on the advisability of taking steps to limit the disclosure. If the Disclosing Party wishes to counter such order or applicable law, the Receiving Party shall provide reasonable assistance to it in doing so, at the Disclosing Party’s expense, provided that neither such time to consult, nor such reasonable assistance, shall compromise the obligation of the Party having received such an order to respond to such governmental or judicial order; or

(b)	It is further disclosed by the Receiving Party in confidence to any third party with the prior written consent of the Disclosing Party.

4.	PROPRIETARY RIGHTS

Except as expressly stated in writing by the Disclosing Party, neither the disclosure pursuant to this NDA of Confidential Information nor anything contained in this NDA shall be construed as expressly or implicitly granting any rights to the Receiving Party in respect of any patent, copyright, license or other intellectual property right in force and belonging to or disclosed by, the Disclosing Party.

5.	PROVISIONS IN CASE OF BREACH

(a)	Termination
If the Receiving Party has committed a breach of any provision of this NDA, the Disclosing Party shall have the right to terminate forthwith this NDA by written notice thereof and without prejudice to any other right, claim or remedy it may have at law or in contract. The Receiving Party shall, upon request from and at the discretion of the Disclosing Party, immediately return or destroy all copies of Confidential Information disclosed under or in relation to this NDA. All Confidential information disclosed between the parties before such termination shall remain confidential.

(b)	Traditional Remedies
In that situation, both parties keep their usual rights to seek remedies for their damages incurred by such violation by the Receiving Party or its representative(s).

(c)	Parties will be entitled to use other legal remedies available including, but not limited to injunction.

6.    NO WAIVER

The Receiving Party agrees that no failure nor any delay in exercising on the part of the Disclosing Party any right or remedy under this NDA shall operate as a waiver thereof (in whole or in part), nor shall any single or partial exercise of any right or remedy prevent any further, future or other exercise thereof or any other right or remedy. The rights and remedies existing by virtue of this NDA shall be cumulative and not exclusive of any rights or remedies provided by law.

7.     DURATION OF THIS NDA

(a)
This NDA shall commence on the date first above written and shall continue for [***] or until both Parties agree in writing that such NDA is no longer needed and decide to cease it. Notwithstanding the termination of the NDA, all Confidential information that will have been disclosed prior to the date of termination shall remain confidential except if such information ceases to be confidential for the reasons mentioned in Article 3 above.

NDA BETWEEN DAL AND AIRBUS FOR A321NEO [***]
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(b)	Upon termination each Party shall, upon request of the other Party, return, at the requester’s costs, or destroy any Confidential Information received by the other Party.

8.    MISCELLANEOUS

(a)	Neither Party shall publicly release any information relating to this NDA and the result of the discussions without the prior written consent of the other Party.

(b)	The invalidity, illegality or unenforceability of any provision of this NDA under any jurisdiction shall not affect the validity, legality or enforceability of any other provision hereof.

(c)
Each Party shall promptly advise the other in the event that it becomes aware of the possession, use or knowledge of any Confidential Information by any third party not authorized to possess, use or have such knowledge.

9.    GOVERNING LAW AND ARBITRATION

9.1
THIS NDA SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.2
Each of the Company and Airbus (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

10.    ASSIGNMENT; COUNTERPARTS

Neither Party shall assign or transfer any of its rights or obligations under this NDA without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

Notwithstanding the above, Airbus may assign this NDA, upon notice in writing to the other Party, to a company controlled by Airbus.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

NDA BETWEEN DAL AND AIRBUS FOR A321NEO [***]
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

IN WITNESS WHEREOF the Parties have executed this NDA on the date first above written, in two (2) original copies.

AIRBUS SAS
acting in its own name and in the name and on behalf of the Airbus Companies

Name: /s/ Christophe Mourey

Title: Senior Vice President Contracts

DELTA AIR LINES, INC.

Name: /s/ Gregory A. May

Title: Senior Vice President - Supply Chain Management and Fleet

NDA BETWEEN DAL AND AIRBUS FOR A321NEO [***]
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 9

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DEFINITIONS AND UNDERTAKINGS

1.1
For [***] (the “Term”), the Seller shall (i) maintain, or cause to be maintained, a stock of Seller Parts (as defined below), reasonably adequate to meet the requirements of the Buyer for the Aircraft, and (ii) sell and deliver such Seller Parts (in each case, together with all necessary documentation and data) in accordance with the provisions of this Letter Agreement.

1.2	For the purposes of this Letter Agreement, the term “Seller Parts” means the Seller's proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

2	DELIVERY

2.1	[***]

[***]:

(i)	[***]; and

(ii)	[***].

CT1707017 PA A321 NEO EXECUTION                                     LA9 - 1
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2.2	Emergency Services

During the Term, the Seller shall maintain, or cause to be maintained, [***]. Unless otherwise agreed by the Buyer in writing, the lead-times for delivery of such qualified answer to the Buyer shall not exceed:

(i)	[***];

(ii)	[***]; and

(iii)	[***].

2.3	[***]

[***]

3	PRICES

3.1	Price Condition

[***]

[***]

3.2	[***]

3.2.1	[***]

3.2.2	[***]

[***]

3.2.3	[***]

4	[***]

4.1	[***]:

(i)	[***], and

(ii)	[***].

4.2	[***]

5	[***]

CT1707017 PA A321 NEO EXECUTION                                     LA9 - 2
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Article 2.7 a) of Exhibit H to the Agreement is deleted in its entirety and replaced by the following:

“2.7    [***]

a)	[***]

6	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

7	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1707017 PA A321 NEO EXECUTION                                     LA9 - 3
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION                                     LA9 - 4
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 10

December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: MISCELLANEOUS

Ladies and Gentlemen:

Delta Air Lines, Inc. (“Buyer”) and Airbus S.A.S. (“Seller”), have entered into the Airbus A321 NEO Aircraft Purchase Agreement, dated of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of one hundred (100) firmly ordered A321 NEO Aircraft.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 10 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 10.

Both parties agree that this Letter Agreement No. 10 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 10 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 10 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 10 shall govern.

1	[***]

[***]

2	[***]

2.1	[***]

2.2	[***]:

(i)	[***], or

(ii)	[***].

2.3	[***],

(i)    Subclauses [***] of the Agreement shall be deemed to read:

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 1
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(6)	[***].

(9)	[***].

and

(ii)	[***].

2.4
The above commitments from the Seller are subject to the Buyer not being in default under [***] or the Agreement. Further, it is agreed and understood by the parties that any amounts that adjust in accordance with the Airframe Price Revision Formula or the Propulsion System Price Revision Formula shall be adjusted to the actual month and year of Delivery of such Undelivered Aircraft.

3	CLAUSE 0 - DEFINITIONS

3.1	Clause 0 of the Agreement is amended to delete the following defined term and replace it as follows:

“Development Changes - as defined in Subclause 2.2.3.”

3.2	Clause 0 of the Agreement is amended to add the following defined terms:

[***]

[***]

4	CLAUSE 2 - SPECIFICATION

Subclause 2.2 of the Agreement is deleted in its entirety and replaced with Subclause 2.2 attached hereto as Appendix 1.

5	CLAUSE 3 - PRICE

Subclause 3.3 of the Agreement is deleted in its entirety and replaced with Subclause 3.3 and 3.4 attached hereto as Appendix 2.

6	CLAUSE 5 - PAYMENT TERMS

6.1	Subclause 5.4 of the Agreement is deleted in its entirety and replaced as follows:

“5.4	Payment of Other Amounts

5.4.1	[***]

5.4.2	Setoff/Application of Payments

[***]

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 2
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

- [***], or

-	[***], or

-	[***],

[***].
”

6.2	Subclause 5.5 of the Agreement is deleted in its entirety and replaced as follows:

“5.5	Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to [***]. The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.”

7	CLAUSE 7 - CERTIFICATION

7.1	Subclause 7.3.3 of the Agreement is deleted in its entirety and replaced with the following:

[***]

7.2	A new Subclause 7.5 is added to the Agreement as follows:

“7.5    [***]

[***]

8	CLAUSE 8 - THE BUYER’S ACCEPTANCE

8.1	Subclause 8.1.2 of the Agreement is deleted in its entirety and replaced with the following:

[***]

8.2	Subclause 8.2 of the Agreement is deleted in its entirety and replaced with the following:

“8.2    Use of Aircraft

The Seller shall be entitled to use any Aircraft prior to its Delivery to the Buyer:

(i)	[***],

(ii)	[***], or

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 3
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(iii)	[***].

[***]

9	CLAUSE 9 - DELIVERY

Subclause 9.3 of the Agreement is deleted in its entirety and replaced with the following:

“9.3    Flyaway Expenses

9.3.1 [***]

9.3.2	[***]

10	CLAUSE 10 - EXCUSABLE DELAY

Clause 10 of the Agreement is deleted in its entirety and replaced with Clause 10 attached hereto as Appendix 3.

11	CLAUSE 11 - INEXCUSABLE DELAY

Clause 11 of the Agreement is deleted in its entirety and replaced with Clause 11 attached hereto as Appendix 4.

12	CLAUSE 20 - INDEMNIFICATION AND INSURANCE

Clause 20 of the Agreement is deleted in its entirety and replaced with Clause 20 attached hereto as Appendix 5.

13	CLAUSE 21 - TERMINATION FOR CERTAIN EVENTS

Clause 21 of the Agreement is deleted in its entirety and replaced with Clause 21 attached hereto as Appendix 6.

14	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

15	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

16	COUNTERPARTS

This Letter Agreement No. 10 may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 5
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 6
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX 1

2.2    Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of the Agreement in accordance with the terms of this Subclause 2.2.

2.2.1    Specification Change Notice

The Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”). Each SCN shall set forth the particular Aircraft that would be affected by the SCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Month, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

2.2.2    Requests and Approvals

2.2.2.1
[***] If the Seller determines [***], the Seller shall (i) inform the Buyer of the technical results and (ii) provide the Buyer with an estimated commercial offer as well as the date by which acceptance of such offer shall be required. Following the Buyer’s acceptance of the technical and commercial offer, the Seller will produce an [***]. If such [***] by the Buyer, [***] shall be cancelled without charge to the Buyer.

2.2.2.2
In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than the Seller’s unreasonable refusal to sign the SCN or otherwise acting in bad faith), [***] and incurred by the Seller, provided that in the event the Seller’s reasonable estimate of the cost of developing such proposed change [***] after the Seller’s receipt of the Buyer’s request to incorporate a proposed change and secured the Buyer’s agreement prior to incurring any such costs.

2.2.3    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Subclause 2.2.3.

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2.2.3.1    Manufacturer Specification Change Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto, or by such other means as may be deemed appropriate, and shall set forth the particular Aircraft that are affected by the MSCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Month, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished; provided however, if the Buyer rejects an MSCN, neither the Specification nor the Base Price of the Aircraft shall change.

For the purposes of Subclause 2.2.3.1, the term “equipment obsolescence” refers to equipment which is no longer manufactured or available commercially.

2.2.3.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.2.3.3
The Seller is considering turning certain items, which are currently BFE in the Specification, into Seller Furnished Equipment. If such BFE becomes Seller Furnished Equipment, it shall be excluded from the provisions of Subclauses 2.2.3.1 and 2.2.3.2 above and be chargeable to the Buyer, however, the price of such Seller Furnished Equipment shall not exceed the price of such BFE.

[***]

3.3    Taxes, Duties, and Imposts

3.3.1	[***]

3.3.2	[***]

3.3.3	[***]:

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(i)	[***]; and

(ii)	[***].

3.3.4	It is expressly understood and agreed that [***].

3.3.5	It is expressly understood and agreed that [***].

3.3.6	[***]

3.3.7	[***]

3.3.8	[***]

3.3.9	[***]

3.3.10	[***]

3.4    [***]

3.4.1	[***]

[***]

3.4.2    [***]

[***]

[***]

(i)	[***], and

(ii)	[***]

(iii)	[***]

(iv)	[***]

3.4.3	[***]

(i)	[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(ii)	[***]

3.4.4	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

3.4.5	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

[***]

(iv)	[***]

3.4.7     [***]

[***]

3.4.8     [***]

[***]

3.4.9	[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(i)	[***]

(ii)	[***]:

a.	[***]; and

b.	[***]; and

c.	[***]; or

d.	[***].

(iii)	[***].

3.4.10	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***].
[***]
[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX 3
10    EXCUSABLE DELAY

10.1    Scope

The Seller shall not be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of the Agreement or any part hereof [***].

[***]

[***]

10.2    Unanticipated Delay

If the Delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than [***].

10.3    Anticipated Delay

In respect of any Aircraft, the Seller may [***].

10.4    Delivery Date

[***]

10.5    Lost, Destroyed or Damaged Aircraft

In the event that prior to Delivery any Aircraft is lost, destroyed or damaged beyond economic repair, the Seller shall notify the Buyer in writing [***] after such event. Such notice shall specify the earliest date, consistent with the Seller’s other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. [***] In the event of termination of the Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. [***]

10.6	[***]

10.7    REMEDIES

[***]

10.8    [***]

[***]:

(i)	[***], and

CT1707017 PA A321 NEO EXECUTION PRIVILEGED AND CONFIDENTIAL	LA 10 - 12
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(ii)	[***].

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX 4

11    INEXCUSABLE DELAY

11.1    [***]

[***]

11.2    [***]

[***]

11.3    Written Claim

The Buyer’s right to recover such damages in respect of an Aircraft is conditional upon a claim therefor being submitted in writing to the Seller by the Buyer no later than [***] after the date when such Aircraft was scheduled to have been Ready For Delivery.

11.4    [***]

[***]

[***]:

(i)	[***],

(ii)	[***], or

(iii)	[***], or

(iv)	[***]

(v)	[***]

(vi)	[***]

[***].

[***]:

(i)	[***], and

(ii)	[***].

11.5    [***]

[***]

11.6    [***]

[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

11.7    REMEDIES

[***]

11.8	[***]

11.9	[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX 5

20    INDEMNIFICATION AND INSURANCE

20.1	[***]:

(A)	[***], and

(B)	[***].

20.2	[***]:

(A)	[***], and

(B)	[***].

20.3
[***] Upon receipt of such notice, the Indemnitor (unless otherwise agreed by the Indemnified Party and the Indemnitor) shall assume and conduct the defense, or settlement, of such claim or suit. [***] Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnified Party and shall be followed by such cooperation by the Indemnified Party as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 20, the Indemnified Party [***].

20.4    Insurance

[***]:

(A)	[***], and

(B)	[***].

[***]:

(i)	[***],

(ii)	[***], and

(iii)	[***].

APPENDIX 6

21    TERMINATION FOR CERTAIN EVENTS

21.1	Any of the following shall be considered a material breach of, [***] (“Material Breach”):

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

(1)
[***], the Buyer [***] shall commence any case, proceeding or other action with respect [***] or the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed [***].

(2)
An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for [***] or the Buyer for all or substantially all of its assets and such action is not stayed or dismissed [***], or the Seller or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against the [***] the Buyer seeking [***].

(4)	[***]

(5)	[***]

(6)
The Buyer fails to make any [***] Payment required to be made pursuant to the Agreement when such payment comes due or fails to make payment [***] required to be made pursuant to Subclause 5.3 of the Agreement.

(7)	[***]

(8)	[***]

(9)	[***]

(10)	[***]

(11)	[***]

21.2	[***]

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[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

LETTER AGREEMENT NO. 11

As of December 15, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: SHORT FORM FOR AIRBUS ANCILLARY PRODUCTS OR SERVICES

Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A321 NEO Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DELTA SHORT FORM

For goods and services (including software and software as a service) of the types listed below to be sold or licensed by the Seller, or its designee, to the Buyer from and after the date hereof, the Seller, or its designee, and the Buyer will, to the extent practicable, use an agreement in substantially the form set forth as Appendix A (the “Delta Short Form”):

(i)    software,
(ii)    software as a service,
(iii)    technical advisory services,
(iv)    upgrade services,
(v)    aircraft flight and training services and
(vi)    materials and logistics (including AMI, Airbus parts consignments repairs and leases).

For the sale of other goods and services the Seller, or its designee, will make reasonable efforts to use the Delta Short Form as the applicable sale agreement.

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PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank].

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PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President - Supply Chain Management and Fleet

CT1707017 PA A321 NEO EXECUTION      LA 11- 20
PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

APPENDIX A

[***]

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PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Exhibit A to Appendix A

[***]

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PRIVILEDGED AND CONFIDENTIAL
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.